SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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AUTOZONE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS FORM OF PROXY WILL BE FIRST MAILED TO STOCKHOLDERS ON OR ABOUT OCTOBER 25, 2006.

AUTOZONE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 13, 2006

What:		Annual Meeting of Stockholders

When:		December 13, 2006, 8:30 a.m. Central Standard Time

Where:		J.R. Hyde III Store Support Center
123 South Front Street
Memphis, Tennessee

Stockholders	•	Election of nine directors
will vote
regarding:	•	Approval of the AutoZone, Inc. 2006 Stock Option Plan

	•	Approval of the AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan

	•	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2007 fiscal year

	•	The transaction of other business that may be properly brought before the meeting

Record Date:		Stockholders of record as of October 17, 2006, may vote at the meeting.

By order of the Board of Directors,

Harry L. Goldsmith
Secretary

Memphis, Tennessee
October 25, 2006

We encourage you to vote by telephone or Internet, both of which are convenient, cost-effective and reliable alternatives to returning your proxy card by mail.

Annual Report	38

Appendix A—AutoZone, Inc. 2006 Stock Option Plan	A-1

Appendix B—AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan	B-1

Appendix C—AutoZone, Inc. Audit Committee Charter	C-1

AutoZone, Inc.
123 South Front Street
Memphis, Tennessee 38103

Proxy Statement
for
Annual Meeting of Stockholders
December 13, 2006

The Meeting

The Annual Meeting of Stockholders of AutoZone, Inc. will be held at AutoZone’s executive offices, the J.R. Hyde III Store Support Center, 123 South Front Street, Memphis, Tennessee, at 8:30 a.m. CST on December 13, 2006.

About this Proxy Statement

Our Board of Directors has sent you this Proxy Statement to solicit your vote at the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

In this Proxy Statement:

•	“AutoZone,” “we,” and “the Company” mean AutoZone, Inc., and
•	“Annual Meeting” means the Annual Meeting of Stockholders to be held on December 13, 2006, at 8:30 a.m. CST at the J.R. Hyde III Store Support Center, 123 South Front Street, Memphis, Tennessee.

AutoZone will pay all expenses incurred in this proxy solicitation. In addition to mailing this Proxy Statement to you, we have retained D.F. King & Co., Inc. to be our proxy solicitation agent for a fee of $6,000 plus expenses. We also may make additional solicitations in person, by telephone, facsimile, e-mail, or other forms of communication. Brokers, banks, and others who hold our stock for beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners.

This Proxy Statement is first being mailed on or about October 25, 2006.

Information about Voting

What matters will be voted on at the Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote on the following proposals:

1.	to elect nine directors;

2.	to approve the AutoZone, Inc. 2006 Stock Option Plan;

3.	to approve the AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan; and

4.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2007 fiscal year.

Stockholders also will transact any other business that may be properly brought before the meeting.

Who is entitled to vote at the Annual Meeting?

The record date for the Annual Meeting is October 17, 2006. Only stockholders of record at the close of business on that date are entitled to attend and vote at the Annual Meeting. The only class of stock that can be voted at the meeting is our common stock. Each share of common stock is entitled to one vote on all matters that come before the meeting. At the close of business on the record date, October 17, 2006, we had 71,303,691 shares of common stock outstanding.

How do I vote my shares?

You may vote your shares in person or by proxy:

By Proxy: You can vote by telephone, on the Internet or by mail. We encourage you to vote by telephone or Internet, both of which are convenient, cost-effective, and reliable alternatives to returning your proxy card by mail.

1.
By Telephone: You may submit your voting instructions by telephone by following the instructions printed on the proxy card. If you submit your voting instructions by telephone, you do not have to mail in your proxy card.

2.	On the Internet: You may vote on the Internet by following the instructions printed on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.

3.
By Mail: If you properly complete and sign the enclosed proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

In Person: You may attend the Annual Meeting and vote in person. If you are a registered holder of your shares (if you hold your stock in your own name), you need only attend the meeting. However, if your shares are held in an account by a broker, you will need to present a written consent from your broker permitting you to vote the shares in person at the Annual Meeting.

What if I have shares in the AutoZone Employee Stock Purchase Plan?

If you have shares in an account under the AutoZone Employee Stock Purchase Plan, you have the right to vote the shares in your account. To do this you must sign and timely return the proxy card you received with this Proxy Statement, or grant your proxy by telephone or over the Internet by following the instructions on the proxy card.

How will my vote be counted?

Your vote for your shares will be cast as you indicate on your proxy card. If you sign your card without indicating how you wish to vote, your shares will be voted FOR our nominees for director, FOR approval of the AutoZone, Inc. 2006 Stock Option Plan, FOR approval of the AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan, FOR Ernst & Young LLP as independent registered public accounting firm, and in the proxies’ discretion on any other matter that may properly be brought before the meeting or any adjournment of the meeting.

The votes will be tabulated and certified by our transfer agent, Computershare. A representative of Computershare will serve as the inspector of election.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy at any time before it is voted at the meeting by:

•	giving written notice to our Secretary that you have revoked the proxy, or
•	providing a later-dated proxy.

Any written notice should be sent to the Secretary at 123 South Front Street, Memphis, Tennessee 38103.

How many shares must be present to constitute a quorum for the meeting?

Holders of a majority of the shares of the voting power of the Company’s stock must be present in person or by proxy in order for a quorum to be present. If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, without notice other than announcement at the meeting, until a quorum is present or represented. Any business which could have been transacted at the meeting as originally scheduled can be conducted at the adjourned meeting.

THE PROPOSALS

PROPOSAL 1-Election of Directors

Nine directors will be elected at the Annual Meeting to serve until the annual meeting of stockholders in 2007. Under Nevada law, directors are elected by a plurality, so the nine persons nominated for director and receiving the most votes will be elected. Pursuant to AutoZone’s Corporate Governance Principles, however, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" such election is required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board. The Nominating and Corporate Governance Committee will recommend to the Board the action to be taken with respect to such resignation.

Abstentions and broker non-votes have no effect on the election of directors. (“Broker non-votes” are shares held by banks or brokers on behalf of their customers that are represented at the meeting but are not voted.)

The Board of Directors recommends that the stockholders vote FOR each of these nominees. These nominees have consented to serve if elected. Should any nominee be unavailable to serve, your proxy will be voted for the substitute nominee recommended by the Board of Directors, or the Board of Directors may reduce the number of directors on the Board.

With the exception of Mr. Mrkonic and Mr. Ullyot, each of the nominees named below was elected a director at the 2005 annual meeting. Edward S. Lampert is not standing for re-election to the Board so no biographical information relating to Mr. Lampert is included.

Nominees

The nominees are:

Charles M. Elson, 46, has been a director since 2000. He has been the Edgar S. Woolard, Jr. Professor of Corporate Governance since 2000 and is the Director of the Weinberg Center for Corporate Governance at the University of Delaware. He is also of counsel to Holland & Knight LLP. Mr. Elson is also a director of Alderwoods Group, Inc., and HealthSouth Corporation.

Sue E. Gove, 48, has been a director since 2005. She has been a consultant for Alvarez and Marsal Business Consulting, L.L.C. since April 2006. She was Executive Vice President and Chief Operating Officer of Zale Corporation from 2002 to March 2006 and a director of Zale Corporation from 2004 to 2006. She was Executive Vice President, Chief Financial Officer of Zale Corporation from 1998 to 2002 and remained in the position of Chief Financial Officer until 2003.

Earl G. Graves, Jr., 44, has been a director since 2002. He has been the President and Chief Executive Officer of Earl G. Graves Publishing Company, publisher of Black Enterprise magazine, since January, 2006, and was President and Chief Operating Officer from 1998 to 2006. Mr. Graves has been employed by the same company in various capacities since 1988.

N. Gerry House, 59, has been a director since 1996. She has been the President and Chief Executive Officer of the Institute for Student Achievement since 2000. Previously, she was the Superintendent of the Memphis, Tennessee City School System since 1992.

J.R. Hyde, III, 63, has been a director since 1986 and non-executive Chairman of the Board since 2005. He has been the President of Pittco, Inc., an investment company, since 1989 and has been the Chairman of the Board and a director of GTx, Inc., a biotechnology, pharmaceutical company since 2000. Mr. Hyde was AutoZone’s Chairman from 1986 to 1997 and its Chief Executive Officer from 1986 to 1996. He was Chairman and Chief Executive Officer of Malone & Hyde, AutoZone’s former parent company, until 1988. Mr. Hyde is also a director of FedEx Corporation.

W. Andrew McKenna, 60, has been a director since 2000. He is a private investor and is a director of Danka Business Systems PLC. Until his retirement in 1999, he had held various positions with The Home Depot, Inc., including Senior Vice President-Strategic Business Development from 1997 to 1999; President, Midwest Division from 1994 to 1997; and Senior Vice President-Corporate Information Systems from 1990 to 1994. He was also President of SciQuest.com, Inc. in 2000.

George R. Mrkonic, Jr., 54, has been a director since June 2006. He served as Vice Chairman of Borders Group, Inc. from 1994 to 2002. He has held senior level executive positions with W.R. Grace and Company, Herman’s World of Sporting Goods, EyeLab, Inc., and Kmart Specialty Retail Group. He is also a director of Guitar Center, Inc., Syntel, Inc., Brinker International, Inc. and Nashua Corporation. AutoZone’s Corporate Governance Principles state that an independent director should not hold more than two or three directorships of public companies other than AutoZone; however, Mr. Mrkonic plans to reduce the number of his current boards in 2007.

William C. Rhodes, III, 41, has been President, Chief Executive Officer, and a director since 2005. Prior to his appointment as President and Chief Executive Officer, Mr. Rhodes was Executive Vice President-Store Operations and Commercial. Prior to fiscal 2005, he had been Senior Vice President-Supply Chain and Information Technology since fiscal 2002, and prior thereto had been Senior Vice President-Supply Chain since 2001. Prior to that time, he served in various capacities within the Company, including Vice-President-Stores in 2000, Senior Vice President-Finance and Vice President-Finance in 1999 and Vice President-Operations Analysis and Support from 1997 to 1999. Prior to 1994, Mr. Rhodes was a manager with Ernst & Young, LLP.

Theodore W. Ullyot, 39, has been the Executive Vice President and General Counsel of ESL Investments, Inc., a private investment firm, since October 2005. He was Chief of Staff to U.S. Attorney General Alberto R. Gonzales in 2005, after serving in the White House from January 2003 to January 2005 as a Deputy Assistant to President George W. Bush and as Associate Counsel. From January 2001 to January 2003, Mr. Ullyot served as a lawyer for AOL Time Warner Inc., beginning in New York as Vice President and Associate General Counsel and then in London as the General Counsel of AOL Time Warner Europe. Earlier in his career, Mr. Ullyot was a litigation and antitrust attorney at Kirkland & Ellis LLP, and a law clerk to Supreme Court Justice Antonin Scalia.

Independence

How many independent directors does AutoZone have?

Our Board of Directors has determined that seven of our current nine directors are independent: Charles M. Elson, Sue E. Gove, Earl G. Graves, Jr., N. Gerry House, Edward S. Lampert, W. Andrew McKenna, and George R. Mrkonic, Jr. All of these directors meet the independence standards of our Corporate Governance Principles and the New York Stock Exchange listing standards. Our Board has also determined that Mr. Ullyot, if elected, is independent and meets the independence standards of our Corporate Governance Principles and the New York Stock Exchange listing standards.

How does AutoZone determine whether a Director is independent?

In accordance with AutoZone’s Corporate Governance Principles, a director is considered independent if the director:

▪	has not been employed by AutoZone within the last five years;

▪	has not been employed by AutoZone's independent auditor in the last five years;

▪	is not, and is not affiliated with a company that is, an adviser, or consultant to AutoZone or a member of AutoZone’s senior management;

▪	is not affiliated with a significant customer or supplier of AutoZone;

▪	has no personal services contract with AutoZone or with any member of AutoZone’s senior management;

▪	is not affiliated with a not-for-profit entity that receives significant contributions from AutoZone;

▪
within the last three years, has not had any business relationship with AutoZone for which AutoZone has been or will be required to make disclosure under Rule 404(a) or (b) of Regulation S-K of the Securities and Exchange Commission as currently in effect;

▪	receives no compensation from AutoZone other than compensation as a director;

▪	is not employed by a public company at which an executive officer of AutoZone serves as a director;

▪	has not had any of the relationships described above with any affiliate of AutoZone; and

▪	is not a member of the immediate family of any person with any relationships described above.

In determining whether any business or charity affiliated with one of our directors did a significant amount of business with AutoZone, our Board has established that any payments from either party to the other exceeding 1% of either party’s revenues would disqualify a director from being independent.

Corporate Governance Documents

Our Board of Directors has adopted Corporate Governance Principles; charters for its Audit, Compensation and Nominating & Corporate Governance Committees; a Code of Business Conduct & Ethics for directors, officers and employees of AutoZone; and a Code of Ethical Conduct for Financial Executives. Each of these documents is available on our corporate website at www.autozoneinc.com and is also available, free of charge, in print to any stockholder who requests it. The Audit Committee Charter is attached as Appendix C to this Proxy Statement.

Meetings and Attendance

How many times did AutoZone’s Board of Directors meet during the last fiscal year?

The Board of Directors held four meetings in fiscal year 2006.

Did any of AutoZone’s directors attend fewer than 75% of the meetings of the Board and their assigned committees?

Seven of our incumbent directors attended at least 75% of the meetings of the Board of Directors and their assigned committees during the fiscal year. Dr. House attended 67% of the meetings of the Board of Directors and her assigned committee during the fiscal year. She missed the June 7, 2006 Board meeting and the June 6, 2006 Compensation Committee meeting due to a prior family commitment. Dr. House attended all other Board and Compensation Committee meetings during the fiscal year.

What is AutoZone’s policy with respect to directors’ attendance at the Annual Meeting?

As a general matter, all directors are expected to attend our Annual Meetings. At our 2005 Annual Meeting, seven of eight directors were present.

Do AutoZone’s non-management directors meet regularly in executive session?

The non-management members of our Board of Directors regularly meet in executive sessions in conjunction with each regularly scheduled Board meeting. The Chairman of the Board, Mr. Hyde, who is a non-management director, presides at these sessions.

Committees of the Board

What are the standing committees of AutoZone’s Board of Directors?

AutoZone has three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each consisting only of independent directors.

Audit Committee

What is the function of the Audit Committee?

The Audit Committee is responsible for:

•	the integrity of the Company’s financial statements,

•	the Company’s compliance with legal and regulatory requirements,

•	the independent auditor’s qualification and independence, and

•	the performance of the Company’s internal audit function and independent auditors.

The Committee performs its duties by:

•	appointing, determining the compensation of, and overseeing the work of the independent auditor and the internal auditor;

•	reviewing the financial reporting processes and the information that will be provided to the stockholders and others;

•	reviewing the adequacy and effectiveness of AutoZone’s systems of internal accounting and financial controls;

•	reviewing the internal audit function and the annual independent audit of AutoZone’s financial statements;

•	reviewing the overall corporate “tone” for quality financial reports, controls, and ethical behavior; and

•	issuing a report annually as required by the SEC’s proxy solicitation rules.

Who are the members of the Audit Committee?

The Audit Committee consists of Ms. Gove, Mr. Graves, Mr. Mrkonic and Mr. McKenna (Chairman).

Are all of the members of the Audit Committee independent?

Yes, the Audit Committee consists entirely of independent directors under the standards of AutoZone’s Corporate Governance Principles and the listing standards of the New York Stock Exchange.

Does the Audit Committee have an Audit Committee Financial Expert?

The Board has determined that Ms. Gove, Mr. McKenna and Mr. Mrkonic each meet the qualifications of an audit committee financial expert as defined by the Securities and Exchange Commission. All members of the Audit Committee meet the New York Stock Exchange definition of financial literacy.

How many times did the Audit Committee meet during the last fiscal year?

During the 2006 fiscal year, the Audit Committee held eleven meetings.

Compensation Committee

What is the function of the Compensation Committee?

The Compensation Committee:

•	reviews and approves AutoZone’s compensation objectives;

•	reviews and approves the compensation programs, plans and awards for executive officers, including recommending equity-based plans for shareholder approval;

•	acts as administrator as may be required by AutoZone’s short- and long-term incentive plans and other stock or stock-based plans; and

•	issues a report annually related to executive compensation, as required by the Securities and Exchange Commission’s proxy solicitation rules.

Who are the members of the Compensation Committee?

The Compensation Committee consists of Mr. Lampert (Chairman), Dr. House and Mr. McKenna, all of whom are independent directors.

How many times did the Compensation Committee meet during the last fiscal year?

During the 2006 fiscal year, the Compensation Committee held two meetings.

Nominating and Corporate Governance Committee

What is the function of the Nominating and Corporate Governance Committee?

The Nominating and Corporate Governance Committee ensures that:

•	qualified candidates are presented to the Board of Directors for election as directors;

•	the Board of Directors has adopted appropriate corporate governance principles that best serve the practices and objectives of the Board of Directors; and

•	AutoZone’s Articles of Incorporation and Bylaws are structured to best serve the objectives of the stockholders.

Who are the members of the Nominating and Corporate Governance Committee?

The Nominating and Corporate Governance Committee consists of Mr. Elson (Chairman) and Mr. Graves, both of whom are independent directors.

How many times did the Nominating and Corporate Governance Committee meet during the last fiscal year?

During the 2006 fiscal year, the Nominating and Corporate Governance Committee held four meetings.

Director Nomination Process

What is the Nominating and Corporate Governance Committee’s policy regarding consideration of director candidates recommended by stockholders? How do stockholders submit such recommendations?

The Nominating and Corporate Governance Committee’s policy is to consider director candidate recommendations from stockholders if they are submitted in writing to AutoZone’s Secretary, accompanied by the biographical and business experience information regarding the nominee and the other information required by Article III, Section 1 of AutoZone’s Third Amended and Restated Bylaws. Copies of the Bylaws will be provided upon written request to AutoZone’s Secretary and are also available on AutoZone’s corporate web site at www.autozoneinc.com.

What qualifications must a nominee have in order to be recommended by the Nominating and Corporate Governance Committee for a position on the Board?

The Board believes each individual director should possess certain personal characteristics, and that the Board as a whole should possess certain core competencies. Such personal characteristics are integrity and accountability, informed judgment, financial literacy, mature confidence, high performance standards, and passion. Core competencies of the Board as a whole are accounting and finance, business judgment, management expertise, crisis response, industry knowledge, international markets, strategy and vision. These characteristics and competencies are set forth in more detail in AutoZone’s Corporate Governance Principles, which are available on AutoZone’s corporate web site at www.autozoneinc.com.

How does the Nominating and Corporate Governance Committee identify and evaluate nominees for director?

Prior to each annual meeting of stockholders at which directors are to be elected, the Nominating and Corporate Governance Committee considers incumbent directors and other qualified individuals as potential director nominees. In evaluating a potential nominee, the Nominating and Corporate Governance Committee considers the personal characteristics described above, and also reviews the composition of the full Board to determine the areas of expertise and core competencies needed to enhance the function of the Board. The Committee may also consider other factors such as the size of the Board, whether a candidate is independent, how many other public company directorships a candidate holds, and the listing standard requirements of the New York Stock Exchange. The results of an annual self-evaluation process are also considered in the evaluation of future potential director nominees.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying potential nominees for director. Candidates may come to the attention of the Committee through current Board members, stockholders or other persons. The Nominating and Corporate Governance Committee may retain a search firm or other consulting firm from time to time to identify potential nominees. Nominees recommended by stockholders in accordance with the procedure described above, i.e., submitted in writing to AutoZone’s Secretary, accompanied by the biographical and business experience information regarding the nominee and the other information required by Article III, Section 1 of AutoZone’s Third Amended and Restated Bylaws, will receive the same consideration as the Committee’s nominees.

During 2006, Mr. Mrkonic was elected by the Board to fill a Board vacancy. Mr. Mrkonic was referred to the Nominating and Corporate Governance Committee for consideration by a search firm. Mr. Ullyot was referred to the Nominating and Corporate Governance Committee for consideration by Mr. Lampert, who is a non-management director and is the Chief Executive Officer of ESL Investments, Inc., which as of October 17, 2006, beneficially owned 30.9% of AutoZone’s outstanding common stock.

Procedure for Communication with the Board of Directors

How can stockholders communicate with the Board of Directors?

Stockholders may communicate with the Board of Directors by writing to the Board, to any individual director or to the non-management directors as a group c/o Secretary, AutoZone, Inc., 123 South Front Street, Memphis, Tennessee 38103. All such communications will be forwarded unopened to the addressee. Communications addressed to the Board of Directors or to the non-management directors as a group will be forwarded to Charles M. Elson, an independent director, and communications addressed to a committee of the Board will be forwarded to the chairman of that committee.

Compensation of Directors

What compensation do directors receive?

All non-employee directors are paid an annual retainer of $40,000 per year, with the Audit Committee chairman receiving an additional $10,000 and the chairmen of the Compensation and Nominating and Corporate Governance committees receiving an additional $5,000 per year. Mr. Lampert has waived his right to receive the additional retainer as Compensation Committee chairman. There are no meeting fees.

Under the AutoZone, Inc. 2003 Director Compensation Plan, a non-employee director may receive no more than one-half of the annual retainer and other fees immediately in cash, and the remainder of the fees must be taken in common stock or may be deferred in units with value equivalent to the value of shares of common stock as of the grant date.

Do the directors receive stock options?

Under the AutoZone, Inc. 2003 Director Stock Option Plan, on January 1 of each year, each non-employee director receives an option to purchase 1,500 shares of common stock, and each non-employee director who owns common stock or defined stock units worth at least five times the annual fee paid to each non-employee director will receive an additional option to purchase 1,500 shares of common stock. In addition, each new director receives an option to purchase 3,000 shares upon election to the Board of Directors, plus a portion of the annual directors’ option grant prorated for the portion of the year served in office. These stock option grants are made at the fair market value of the common stock as of the grant date, defined in the plan as the average of the highest and lowest prices quoted for the common stock on the New York Stock Exchange on the business day immediately prior to the grant date.

PROPOSAL 2- Approval of the AutoZone, Inc. 2006 Stock Option Plan

General

Our Board of Directors (the “Board”) has adopted, subject to stockholder approval, the Company’s 2006 Stock Option Plan (the “2006 Plan”) for employees of the Company and its subsidiaries. The 2006 Plan will become effective if and when the 2006 Plan is approved by the affirmative vote of the holders of the majority of the shares of our Common Stock (“Stock”) present, or represented, and entitled to vote thereon at our Annual Meeting of Stockholders. The Board believes that the 2006 Plan will promote the success and enhance the value of the Company by continuing to link the personal interests of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance. The 2006 Plan provides for the grant of incentive stock options and nonqualified stock options to eligible employees of the Company. A summary of the principal provisions of the 2006 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2006 Plan, which is attached as Appendix A to this Proxy Statement.

The Board of Directors recommends that the stockholders vote FOR ratification and adoption of the AutoZone, Inc. 2006 Stock Option Plan.

Administration

The 2006 Plan will be administered by the Compensation Committee of the Board or a subcommittee thereof appointed by the Compensation Committee consisting of at least two directors (the “Committee”), each of whom qualifies as a non-employee director pursuant to Rule 16b of the Exchange Act and an independent director under the rules of the principal securities market on which the Company’s shares are traded (currently the New York Stock Exchange). The Board may at any time exercise all powers of the Committee other than those powers that are required, under Rule 16b-3 of the Exchange Act, to be exercised solely by the Committee.

The Committee will have the exclusive authority to administer the 2006 Plan including, subject to the terms of the 2006 Plan and all applicable law, the power to determine eligibility, the types and sizes of awards, the price and timing of awards, any applicable vesting requirements or restrictions and the acceleration or waiver of any such vesting requirements or restrictions.

Eligibility

Employees of the Company and its subsidiaries, as determined by the Committee, are eligible to participate in the 2006 Plan. For 2007, it is contemplated that approximately 500 officers and employees of the Company will be eligible to receive grants under the 2006 Plan.

Limitation on Awards and Shares Available

An aggregate of 4,600,000 shares of Stock are available for grant pursuant to the 2006 Plan. The shares of Stock covered by the 2006 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. To the extent that a stock option terminates, expires or lapses for any reason, any shares subject to the stock option may be used again for new grants under the 2006 Plan; however, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligations arising in connection with any stock options may not be used for grants under the 2006 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares of Stock available for issuance under the 2006 Plan. The maximum number of shares of Stock that may be subject to one or more stock option grants to a participant pursuant to the 2006 Plan during any calendar year is 500,000.

Stock Options

Options to purchase shares of Stock, including incentive stock options, as defined under Section 422 of the Internal Revenue Code, and nonqualified stock options, may be granted pursuant to the 2006 Plan. No determination has been made as to the types or amounts of stock options that will be granted to specific participants pursuant to the 2006 Plan. The per share option exercise price of all stock options granted pursuant to the 2006 Plan will not be less than 100% of the fair market value of a share of Stock on the date of grant. No incentive stock option may be granted to a grantee who owns more than 10% of the Company’s stock unless the exercise price is at least 110% of the fair market value at the time of grant. Notwithstanding the designation of any stock option as an incentive stock option, to the extent that the aggregate fair market value of the shares with respect to which such stock option is exercisable for the first time by any participant during any calendar year exceeds $100,000, such excess will be treated as a nonqualified stock option.

The Committee will determine the methods of payment of the exercise price of a stock option, including, without limitation, cash, shares of Stock with a fair market value on the date of delivery equal to the exercise price of the option or exercised portion thereof (including shares issuable upon exercise of the stock option) or other property acceptable to the Committee (including the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the stock option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company not later than settlement of such sale). However, no participant who is an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of a stock option in any method which would violate Section 13(k) of the Exchange Act.

Stock options may be exercised as determined by the Committee, but in no event may an incentive stock option be exercised after the tenth anniversary of the date of grant. However, in the case of an incentive stock option granted to a person who owns more than 10% of the Company’s stock on the date of grant, such term will not exceed 5 years.

Adjustments

If the Company experiences any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of the Company’s assets to stockholders, or any other change affecting the Stock or the Stock price, the Committee will make such proportionate adjustments, if any, as the Committee may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the 2006 Plan (including, but not limited to, adjustments of the number of shares available under such plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the plan during any calendar year), (ii) the terms and conditions of any outstanding stock options, and (iii) the exercise price per share of any outstanding stock options under such plan. The Committee also has the authority under the 2006 Plan to take certain other actions with respect to outstanding stock options in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such stock options.

Amendment and Termination

With the approval of the Board, the Committee may terminate, amend, or modify the 2006 Plan at any time. However, stockholder approval will be required for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2006 Plan, or to permit the grant of stock options with an exercise price below fair market value on the date of grant. In addition, absent stockholder approval, and except to the extent permitted by the 2006 Plan in connection with certain changes in capital structure, no stock option may be amended to reduce the per share exercise price of the shares subject to such stock option below the per share exercise price as of the date the stock option was granted.

Except to the extent permitted by the 2006 Plan in connection with certain changes in capital structure, no stock option may be granted in exchange for, or in connection with, the cancellation or surrender of a stock option having a higher per share exercise price or a stock option with a per share exercise price that is greater than the fair market value on the date of such grant or cancellation. No amendment shall extend the term of any outstanding stock option or reduce a stock option’s exercise price below the Stock’s fair market value on the date of grant. In no event may a stock option be granted pursuant to the 2006 Plan on or after the tenth anniversary of the date the stockholders approve the 2006 Plan.

The Board may terminate the 2006 Plan at any time with respect to available shares that are not then subject to stock options. Termination of the 2006 Plan will not affect the rights and obligations of any participant with respect to stock options granted before termination of the 2006 Plan.

Federal Income Tax Consequences

With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, upon exercise, the excess of the fair market value of the Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

Stock options granted under the 2006 Plan are not intended to provide for any deferral of compensation subject to gross income inclusion under Code Section 409A, rather, such stock options are intended to constitute “stock rights” or “statutory stock options” (each within the meaning of Code Section 409A) and therefore be exempt from the application of Code Section 409A; however, in the event that any stock options would otherwise be subject to gross income inclusion under Code Section 409A for any reason, such amounts shall be paid at a fixed time in accordance with (and exempt from penalties under) Code Section 409A.

Vote Required

In accordance with New York Stock Exchange listing requirements, adoption of the 2006 Plan requires approval by a majority of shares of votes cast on such proposal, provided that the total vote cast on the proposal represents over 50% of the outstanding shares of Stock entitled to vote on the proposal. Abstentions will have the effect of a vote against this proposal. Broker non-votes will not affect the outcome of this proposal.

PROPOSAL 3- Approval of the AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan

General

The following is a summary of the AutoZone, Inc., Executive Stock Purchase Plan (the “Executive Plan”). The Executive Plan was previously approved by AutoZone’s shareholders in 2001 with respect to grants covering 300,000 shares of AutoZone common stock (“Shares”), and has been amended and restated, effective as of September 26, 2006, to extend the term of the Executive Plan, subject to approval by AutoZone’s shareholders, and to conform the Executive Plan to the requirements of Section 409A of the Internal Revenue Code (which imposes certain requirements on “nonqualified deferred compensation plans” such as the Executive Plan). The amended and restated Executive Plan will become effective if and when the amended and restated Executive Plan is approved by the affirmative vote of the holders of the majority of the shares of our Common Stock (“Stock”) present, or represented, and entitled to vote thereon at our Annual Meeting of Stockholders. No increase in the number of Shares authorized for grant under the Executive Plan is sought by AutoZone at this time. Please note that additional amendments to the Executive Plan may be necessary in the future to cause the Executive Plan to continue to comply with Internal Revenue Code Section 409A, which amendments may be undertaken by AutoZone without further shareholder approval, as permitted by applicable law and stock exchange rules. The following summary is qualified in its entirety by reference to the amended and restated Executive Plan document, which is reproduced in its entirety as Appendix B to this Proxy Statement.

The Board of Directors recommends that the stockholders vote FOR ratification and adoption of the AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan.

Relation to Employee Stock Purchase Plan

          The Executive Plan will permit its participants to acquire Shares in excess of the purchase limits contained in the AutoZone, Inc., Second Amended and Restated Employee Stock Purchase Plan, as amended, or any successor plan thereto (the “ESPP”). Under the ESPP, AutoZone employees may authorize AutoZone to withhold portions of their eligible salary and bonus to purchase Shares at a price equal to 85% of the fair market value of the Shares at the lesser of the fair market value at the beginning or the ending of the calendar quarter. Under the ESPP, participants may only authorize AutoZone to withhold the lesser of $15,000 or 10% of their annual cash compensation, as defined in the ESPP. The ESPP, unlike the Executive Plan, is qualified for special tax treatment under Section 423 of the Internal Revenue Code, which provides that no taxes are assessed on the purchased Shares or the discount for the purchase of the Shares until the Shares are sold. Because the Executive Plan is not required to comply with the requirements of Section 423 of the Internal Revenue Code, unlike the ESPP, the Executive Plan (i) will have a higher 25% limit on the percentage of a participant’s compensation that may be used to purchase Shares under the Executive Plan, (ii) will place no dollar limit on the amount of a participant’s compensation that may be used to purchase Shares under the Executive Plan, and (iii) will base option exercise prices on the market value of the Shares as of the last day of the calendar quarter only.

Eligibility

Eligibility to participate in the Executive Plan will be determined by the Compensation Committee.  Participants in the Executive Plan will be permitted to make an irrevocable election, no later than December 31st of the calendar year preceding an applicable plan year (with limited exception for new employees), to use up to 25% of their eligible compensation to purchase Shares pursuant to options granted under the Executive Plan. Eligible compensation will include a participant’s base salary and bonus paid during the fiscal year preceding the participation election or, if the participant did not receive compensation for the full prior fiscal year, the participant’s annualized current salary plus any bonus accrued for the current fiscal year as of the participation election.

Option Grants

Options will be granted under the Executive Plan each calendar quarter during a plan year and will consist of two parts: a restricted Share option and an unvested Share option. Both the restricted Share option and the unvested Share option will automatically be exercised together at the end of each calendar quarter based on the compensation that a participant has previously elected to contribute for such period. In the event of a merger or similar corporate transaction, the date of exercise will instead be the effective date of such transaction unless options outstanding under the Executive Plan are assumed or substituted for by a successor entity. The exercise price of the restricted Share option will equal 100% of the fair market value of a Share on the date of exercise, and the exercise price of the unvested Share option will equal zero. The Shares subject to the restricted Share option and the unvested Share option will be granted in such proportion that, when taken together, the aggregate per Share exercise price of Shares subject to the two options will equal approximately 85% of the fair market value of a Share on the date of exercise.

Share Delivery; Forfeiture

Shares generally will not be delivered to a participant under the Executive Plan until the first anniversary of the applicable exercise date (or such later date as may be necessary to comply with Internal Revenue Code Section 409A). Except as provided below, Shares subject to the restricted Share option (representing approximately 85% of the value of Shares subject to any quarterly option grant under the Executive Plan) will remain non-transferable by a participant prior to the first anniversary of the applicable exercise date and Shares subject to the unvested Share option (representing approximately 15% of the value of the Shares subject to a quarterly option grant under the Executive Plan) will be forfeitable by a participant if the participant’s employment is terminated prior to the first anniversary of the applicable exercise date. Notwithstanding the foregoing, Shares subject to unvested Share options will vest immediately and Shares subject to both unvested Share options and restricted Share options will be delivered as soon as practicable following a participant’s termination of employment by AutoZone without cause or due to the participant’s death, disability or retirement (each, a “Non-Cause Termination”), in any case prior to the first anniversary of the exercise date, except as may otherwise be necessary to comply with Internal Revenue Code Section 409A.

Termination of Employment

            A participant may elect, with respect to compensation contributed by the participant under the Executive Plan prior to the participant’s Non-Cause Termination, to continue participation in the Executive Plan for the option period in progress at the time of such Non-Cause Termination. Any such election must be made at the time the participant elects to participate in the Executive Plan in respect of the relevant plan year. If a participant does not timely make any such election or if a participant is terminated other than due to a Non-Cause Termination, compensation contributed by the participant under the Executive Plan prior to such termination will be refunded to the participant and the participant’s options outstanding under the Executive Plan will be terminated.

Certain Tax Consequences

Participants’ contributions to the Executive Plan are made with after-tax dollars. Participants will have a tax basis in Shares acquired pursuant to any restricted Share option equal to the exercise price of the applicable option. Any gain or loss on a subsequent disposition of Shares acquired pursuant to a restricted Share option will be taxed to the participant as capital gain or loss. With respect to Shares acquired pursuant to an unvested Share option, the fair market value of such Shares at the time that the Shares vest and are no longer subject to forfeiture generally will be taxable to participants at ordinary income rates and subject to income and employment tax withholding by AutoZone. Thereafter, any appreciation or loss in value of such Shares will be taxable as a capital gain or loss when the Shares are sold. However, if a participant makes an election under section 83(b) of the Internal Revenue Code within thirty days after the acquisition of any Shares pursuant to an unvested Share option, the fair market value of such Shares as of the date the Shares are acquired will be taxable to the participant at ordinary income rates. Thereafter, any increase or decrease in value of such Shares will be taxable to the participant as a capital gain or loss upon the disposition of the Shares. AutoZone will become eligible for a tax deduction only to the extent and at the time that any participant recognizes ordinary income in respect of any Shares acquired pursuant to the Executive Plan.

Amendment; Termination

            The Executive Plan may be amended or terminated by the Compensation Committee at any time, except that approval of the stockholders will be required (i) to increase the number of Shares available under the Executive Plan, (ii) to sell Shares under the Executive Plan for less than the price as currently computed under the Executive Plan’s option price provisions, (iii) to materially modify the eligibility requirements for participation in the Executive Plan or the types of awards available under the Executive Plan, or (iv) to make any other modification that would require stockholder approval under applicable law or stock exchange rules. The Executive Plan will terminate on September 25, 2016.

Vote Required

           In accordance with New York Stock Exchange listing requirements, extension of the term of the Executive Plan through September 25, 2016, requires approval by a majority of shares of votes cast on such proposal, provided that the total vote cast on the proposal represents over 50% of the outstanding shares of Stock entitled to vote on the proposal. Abstentions will have the effect of a vote against this proposal. Broker non-votes will not affect the outcome of this proposal. Amendments to the Executive Plan that are necessary to comply with Internal Revenue Code Section 409A may be implemented whether or not such stockholder approval is obtained, as permitted under applicable law and stock exchange rules.

PROPOSAL 4-Ratification of Independent Registered Public Accounting Firm

Ernst & Young LLP, our independent auditor for the past nineteen fiscal years, has been selected by the Audit Committee to be AutoZone’s independent registered public accounting firm for fiscal year 2007. Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

The Audit Committee recommends that you vote FOR ratification of Ernst & Young LLP as AutoZone’s independent registered public accounting firm. For ratification, the firm must receive more votes in favor of ratification than votes cast against. Abstentions and broker non-votes will not be counted as voting either for or against the firm. However, the Audit Committee is not bound by a vote either for or against the firm. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.

During the past two fiscal years, the aggregate fees for professional services rendered by Ernst & Young LLP were as follows:

	2006	2005
Audit Fees	$1,251,004	$1,516,996
Audit-Related Fees[1]	—	38,491
Tax Fees[2]	6,000	—
All Other Fees[3]	—	2,500

  1 Audit Related Fees in 2005 were for a SAS70 pre-assessment on our Pay on Scan Process

  2 Tax Fees for 2006 were for assistance related to our Mexican subsidiaries.

  3 All other fees for 2005 were subscription fees to Ernst & Young LLP’s online accounting research  service.

The Audit Committee pre-approves all services performed by the independent registered public accounting firm under the terms contained in the Audit Committee charter, a copy of which can be obtained at our web site at www.autozoneinc.com. The Audit Committee charter is also reproduced in its entirety as Appendix C to this Proxy Statement. The Audit Committee pre-approved 100% of the services provided by Ernst & Young LLP during the 2006 fiscal year. The Audit Committee considers the services listed above to be compatible with maintaining Ernst & Young LLP’s independence.

Audit Committee Report

The Audit Committee of AutoZone, Inc., has reviewed and discussed AutoZone’s audited financial statements for the year ended August 26, 2006, with AutoZone’s management. In addition, we have discussed with Ernst & Young LLP, AutoZone’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, the Sarbanes-Oxley Act of 2002, and the charter of the Committee.

The Committee also has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and we have discussed with Ernst & Young LLP their independence from the Company and its management. The Committee has discussed with AutoZone’s management and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

As a result of our review and discussions, we have recommended to the Board of Directors the inclusion of AutoZone’s audited financial statements in the annual report for the fiscal year ended August 26, 2006, on Form 10-K for filing with the Securities and Exchange Commission.

While the Audit Committee has the responsibilities and powers set forth in its charter, the Audit Committee does not have the duty to plan or conduct audits or to determine that AutoZone’s financial statements are complete, accurate, or in accordance with generally accepted accounting principles; AutoZone’s management and the independent auditor have this responsibility. Nor does the Audit Committee have the duty to assure compliance with laws and regulations and the policies of the Board of Directors.

W. Andrew McKenna (Chairman)
Sue E. Gove
Earl G. Graves, Jr.
George R. Mrkonic, Jr.

The above Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Other Matters

We do not know of any matters to be presented at the Annual Meeting other than those discussed in this Proxy Statement. If, however, other matters are properly brought before the Annual Meeting, your proxies will be able to vote those matters in their discretion.

OTHER INFORMATION

Security Ownership of Management

This table shows the beneficial ownership of common stock by each director, director nominee, the Chief Executive Officer and the other four most highly compensated executive officers, and all current directors, director nominees and executive officers as a group. Unless stated otherwise in the notes to the table, each person named below has sole authority to vote and invest the shares shown.

	Beneficial Ownership As of October 17, 2006
Name of Beneficial Owner	Shares	Ownership Percentage

Charles M. Elson[1]	21,139	*
Sue E. Gove[2]	441	*
Earl G. Graves, Jr.[3]	7,947	*
N. Gerry House[4]	18,693	*
J.R. Hyde, III[5]	653,824	*
Edward S. Lampert[6]	22,042,256	30.9%
W. Andrew McKenna [7]	33,092	*
George R. Mrkonic, Jr. [8]	2,714	*
William C. Rhodes, III[9]	174,718	*
Theodore W. Ullyot[10]	0	*
Bradley W. Bacon[11]	34,112	*
Harry L. Goldsmith[12]	132,585	*
Robert D. Olsen[13]	221,257	*
James A. Shea[14]	31,707	*
All current directors, nominees for director, and executive officers as a group (18 persons)[15]	23,507,011	33.0%

*Less than 1%.

1Includes 2,507 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 12,608 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006.

2Includes 280 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights.

3Includes 2,165 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 5,782 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006.

4Includes 4,080 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 13,500 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006.

5Includes 255,000 shares held by a charitable foundation for which Mr. Hyde is an officer and a director and for which he shares investment and voting power, 6,314 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights, and 14,500 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006. Does not include 2,000 shares owned by Mr. Hyde’s wife.

6Mr. Lampert is the Chief Executive Officer of ESL Investments, Inc. All shares indicated, other than 4,656 shares owned directly by Mr. Lampert and 11,500 shares that may be acquired by Mr. Lampert upon exercise of stock options either immediately or within 60 days of October 17, 2006, are owned by a group consisting of affiliates of ESL Investments, Inc. See also footnote 1 under Security Ownership of Certain Beneficial Owners, below.

7Includes 4,137 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 12,955 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006.

8Includes 214 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights.

9Includes 167,250 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006.

10Mr. Ullyot, a nominee for director, is the Executive Vice President and General Counsel of ESL Investments, Inc. Mr Ullyot disclaims beneficial ownership of all shares owned by a group consisting of affiliates of ESL Investments, Inc. See footnote 6 above as well as footnote 1 under Security Ownership of Certain Beneficial Owners, below.

11Includes 33,750 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006.

12Includes 122,875 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006, and 1,400 shares held by trusts for which Mr. Goldsmith is a beneficiary.

13Includes 181,625 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006.

14Includes 31,250 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006 and 150 shares owned by Mr. Shea’s wife.

15Includes 19,697 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 736,620 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 17, 2006.

Security Ownership of Certain Beneficial Owners

The following entities are known by us to own more than five percent of our outstanding common stock:

Name and Address of Beneficial Owner	Shares	Ownership Percentage

ESL Partners, L.P.[1] 200 Greenwich Avenue Greenwich, CT 06830	22,042,256	30.9%

Pzena Investment Management, LLC[2] 120 West 45th Street 20th Floor New York, NY 10036	4,827,822	6.8%

1The shares deemed beneficially owned by ESL Partners, L.P. are owned by a group consisting of ESL Partners, L.P., a Delaware limited partnership, ESL Institutional Partners, L.P., a Delaware limited partnership, ESL Investors, L.L.C., a Delaware limited liability company, Acres Partners, L.P., a Delaware limited partnership, ESL Investment Management, L.L.C., a Delaware limited liability company, and Edward S. Lampert. RBS Partners, L.P. and ESL Investments, Inc. are general partners of ESL Partners, L.P. ESL Investments, Inc. is the general partner of Acres Partners, L.P. RBS Investment Management, L.L.C., is the general partner of ESL Institutional Partners, L.P. RBS Partners, L.P., is the manager of ESL Investors, L.L.C. Mr. Lampert is the Chairman, Chief Executive Officer and a director of ESL Investments, Inc., and managing member of ESL Investment Management, LLC, and RBS Investment Management, LLC. In their respective capacities, each of the foregoing may be deemed to be the beneficial owner of the shares of AutoZone common stock beneficially owned by other members of the group. ESL Partners, L.P., is the record owner of 12,195,661 shares, ESL Institutional Partners, L.P., is the record owner of 71,771 shares, ESL Investors, L.L.C., is the record owner of 3,863,801 shares, Acres Partners, L.P., is the record owner of 5,875,557 shares, ESL Investment Management, Inc. is the record owner of 19,310 shares, and Mr. Lampert is the record owner of 4,656 shares owned directly by Mr. Lampert and 11,500 shares that may be acquired by Mr. Lampert upon exercise of stock options either immediately or within 60 days of October 17, 2006. Each entity or person has the sole power to vote and dispose of the shares deemed beneficially owned by it. Mr. Ullyot is the Executive Vice President and General Counsel of ESL Investments, Inc.; however, Mr Ullyot disclaims beneficial ownership of the shares owned by a group consisting of affiliates of ESL Investments, Inc., as reflected in the table above.

2The source of this information is a Schedule 13F-HR/A filed with the Securities and Exchange Commission by Pzena Investment Management, LLC on August 25, 2006 reporting beneficial ownership as of June 30, 2006.

Executive Compensation

Summary Compensation Table

This table shows the compensation paid to the Chief Executive Officer and the other four most highly paid executive officers.

					Long-Term Compensation
		Annual Compensation			Awards
Name and Principal Position	Year	Salary ($)	Bonus[1] ($)	Other Annual Compensation[2] ($)	Securities Underlying Options/SARs[3]	All Other Compensation[4] ($)

William C. Rhodes, III[5]	2006	605,077	567,079	8,472	50,000	34,710
President & Chief	2005	426,616	251,216	7,031	80,000	22,265
Executive Officer

Harry L. Goldsmith	2006	345,304	194,172	—	22,500	20,312
Executive Vice President,	2005	314,385	129,213	—	40,000	26,893
General Counsel &	2004	297,923	229,163	—	35,000	35,248
Secretary

Robert D. Olsen	2006	345,019	194,012	—	22,500	20,282
Executive Vice President,	2005	313,923	129,023	—	25,000	26,888
Supply Chain, Information	2004	307,077	236,204	—	25,000	36,397
Technology, Mexico &
Store Development

James A. Shea	2006	406,769	228,735	40,000	25,000	34,496
Executive Vice President,	2005	375,385	154,284	73,302	55,000	4,888
Merchandising and
Marketing

Bradley W. Bacon	2006	318,462	143,262	—	25,000	12,987
Executive Vice President,
Store Operations, Commercial
and ALLDATA

1Bonuses are shown for the fiscal year earned, but paid in the following fiscal year.

2Amounts shown consist of:

	Year	Rhodes	Shea

Discounts on stock purchased under the	2006	$8,472	$—
AutoZone, Inc. Third Amended and Restated	2005	7,031	—
Executive Stock Purchase Plan	2004	—	—

Sign-on bonus	2006	—	$40,000
	2005	—	40,000

Relocation expenses	2005	—	$33,302

3All amounts shown are stock options granted in accordance with the Third Amended and Restated 1996 Stock Option Plan. AutoZone did not grant SARs to executive officers in the fiscal years shown.

4Amounts shown for 2006 consist of:

	Life Insurance ($)	Company contributions to defined contribution plans ($)
Mr. Rhodes	2,999	31,711
Mr. Goldsmith	1,736	18,576
Mr. Olsen	1,728	18,554
Mr. Shea	1,920	32,576
Mr. Bacon	1,574	11,412

5Mr. Rhodes was appointed President and Chief Executive Officer in 2005.

Long-Term Incentive Plans – Awards in Last Fiscal Year

This table shows the number of stock options granted to certain executive officers during the most recent fiscal year pursuant to the Third Amended and Restated 1996 Stock Option Plan. Executive officers were not granted SARs during the 2006 fiscal year.

					Potential Realizable Value at Assumed Annual Rates of Stock Prize Appreciation for Option Term[1]
Name	Number of Securities Underlying Options/SARs Granted (#)[2]	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price($/Sh)	Expiration Date	5% ($)	10%($)

William C. Rhodes, III	49,000	6.7	$82.00	10/16/15	2,526,899	6,403,657
	1,000	0.1	$82.00	10/15/15	51,569	130,687

Harry L. Goldsmith	21,500	3.0	$82.00	10/16/15	1,108,741	2,809,768
	1,000	0.1	$82.00	10/15/15	51,569	130,687

Robert D. Olsen	21,500	3.0	$82.00	10/16/15	1,108,741	2,809,768
	1,000	0.1	$82.00	10/15/15	51,569	130,687

James A. Shea	23,000	3.2	$82.00	10/16/15	1,186,095	3,005,798
	2,000	0.3	$82.00	10/15/15	103,139	261,374

Bradley W. Bacon	23,000	3.2	$82.00	10/16/15	1,186,095	3,005,798
	2,000	0.3	$82.00	10/15/15	103,139	261,374

1The columns represent the hypothetical gains of the options granted based on assumed annual compound stock price appreciation rates of 5% and 10% over the term of the options. These appreciation rates have been arbitrarily set by the Securities and Exchange Commission and do not represent estimated or projected stock price appreciation.

2Options shown vest in one-quarter increments on each of the first through fourth anniversaries after the grant date.

Aggregated Option/SAR Exercises in Last Fiscal Year and
FY-End Option/SAR Values

This table shows stock option exercises by the named executive officers during the most recent fiscal year, and their exercisable and unexercisable stock options as of August 26, 2006. The fiscal year-end value of “in-the-money” stock options is the aggregate difference between the exercise price of the option and $87.21 per share, the market value of the common stock on August 26, 2006. Executive officers do not have SARs.

			Number of Securities Underlying Unexercised Options/SARS at FY-End (#)		Value of Unexercised In-the-Money Options/SARs At FY End ($)
	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

William C. Rhodes, III	—	—	130,500	133,500	4,348,733	681,725
Harry L. Goldsmith	20,000	1,533,402	94,500	76,500	2,929,155	487,085
Robert D. Olsen	—	—	158,250	60,250	7,465,880	397,835
James A. Shea	—	—	13,750	66,250	131,813	525,688
Bradley W. Bacon	—	—	22,500	52,500	59,500	308,750

Pension Plan Table

In December, 2002, our defined benefit pension plans were frozen. Accordingly, all benefits to all participants in the pension plan are fixed and will not increase and no new participants may join the plans. This table shows the annual benefits payable upon retirement at age 65 under the frozen pension plans to the named executive officers. Sixty monthly payments are guaranteed after retirement. The benefits stated in the table will not be reduced by Social Security or other amounts received by a participant.

Name	Annual Benefit At Age 65 ($)

William C. Rhodes, III	21,311
Harry L. Goldsmith	39,571
Robert D. Olsen	26,537
James A. Shea	—
Bradley W. Bacon	—

Compensation Committee Report on Executive Compensation

The Compensation Committee (the “Committee”) is composed exclusively of non-employee, independent directors. The Committee approves the compensation program for AutoZone’s senior management, including the Chief Executive Officer and the executive officers listed in the Summary Compensation Table on page 28 (the “Named Executive Officers”), and also reviews employee benefits and benefits plans for AutoZone and its subsidiaries.

Compensation Philosophy

AutoZone’s executive compensation program is designed to attract and retain executives who are key to our long-term success. In this process, our goal is to align an executive’s compensation with AutoZone’s attainment of business goals and the increase in stockholder value. The Compensation Committee reviews executive compensation annually and makes appropriate adjustments based on company performance, achievement of predetermined goals, and changes in an executive’s duties and responsibilities. Compensation of other AutoZone employees is based on a similar philosophy.

The principal components of AutoZone’s executive compensation program are salary, bonus, and stock options. The Committee believes that each executive’s overall compensation should reflect his or her performance over time, and a mix of cash and equity-based compensation is used to achieve that goal.

Salary. The Committee sets base salaries for AutoZone’s executive officers at levels which the Committee independently determines to be adequate to reward and retain capable executives for the Company. Such determination is based on information from a variety of sources about salaries for comparable positions and on the Committee’s judgment. At the beginning of each fiscal year, the Committee reviews and establishes annual base salaries for the Chief Executive Officer and the other executive officers based on each executive officer’s performance during the past fiscal year and, in the case of executive officers other than the CEO, on the recommendations of the Chief Executive Officer.

Bonus. AutoZone officers and certain other employees are eligible to receive bonuses each fiscal year based on the Company’s attainment of objectives set by the Committee at the beginning of the fiscal year. Bonuses for the executive officers are awarded pursuant to the AutoZone, Inc. 2005 Executive Incentive Compensation Plan (the “Executive Incentive Plan”). The Committee approves the bonuses of the executive officers.

At the beginning of each fiscal year, the Committee establishes the bonus objectives for the fiscal year. The objectives can pertain to earnings, earnings per share, sales, market share, operating or net cash flows, pre-tax profits, earnings before interest and taxes, return on invested capital, economic value added, return on inventory, gross profit margin, sales per square foot, comparable store sales, or a combination of objectives. The objectives may change annually to support our business mission. For the 2006 fiscal year, the objectives were based on AutoZone’s earnings before interest and taxes and return on invested capital, as are the objectives for the 2007 fiscal year. As a general rule, as an executive’s level of management responsibility increases, the portion of his or her total compensation dependent on Company performance as measured by business objectives increases.

The Committee also approves a bonus matrix at the beginning of each fiscal year, based on the grade levels of participating employees, that specifies payment of a specified percentage of the participant's annual salary as a bonus if the target objective is achieved. The actual bonus amount paid depends on performance relative to the target objectives. A minimum pre-established goal must be met in order for any bonus award to be paid, and the bonus award as a percentage of annual salary will increase as the performance milestones shown on the matrix are achieved. The Executive Incentive Compensation Plan limits the amount of the bonus award that an executive officer may receive in any one fiscal year to a maximum amount of $4 million.

Under the Executive Incentive Plan, the Committee has discretion to reduce or eliminate an award that would have been otherwise paid to an executive officer, but not to increase the amount of an award.

Stock Options. To align the long-term interests of AutoZone’s management and our stockholders, the Compensation Committee awards stock options to many levels of management, including executive officers. Stock options are granted to executive officers upon initial hire, and thereafter are typically granted annually in accordance with guidelines established by the Committee. These guidelines establish a range for the number of stock options that could potentially be granted to each eligible employee, including executive officers, based on the grade level of his or her position. The actual grant is determined by the Committee based on the guidelines and the performance of the individual in the position. Stock options have been granted to executive officers pursuant to the AutoZone, Inc. 1996 Stock Option Plan (the “1996 Plan”) which expired on October 21, 2006. It is expected that future stock options will be granted under the AutoZone, Inc. 2006 Stock Option Plan (the “2006 Plan”), which is proposed for stockholder approval at the Annual Meeting. The Stock Option Plan and the 2006 Stock Option Plan are collectively referred to herein as the “Stock Option Plans.”

Stock options granted in accordance with the Stock Option Plans have a ten-year term and typically vest in one-fourth increments over a four-year period. All options are granted with an exercise price equal to the fair market value of AutoZone common stock on the date of grant. Option repricing is expressly prohibited by the terms of the Stock Option Plans.

Under the Stock Option Plans, the Committee can grant incentive stock options and non-qualified stock options or a combination of both. The maximum number of option shares which may be granted to any individual in any calendar year is 500,000. During 2004, 2005 and 2006, the Committee granted primarily non-qualified stock options and a smaller number of incentive stock options to executive officers. See the table entitled “Option/SAR Grants in Last Fiscal Year” for details about stock option grants to the Named Executive Officers.

CEO Compensation

The Committee establishes the compensation level for the Chief Executive Officer, including salary and incentive compensation, and reviews and approves any long-term incentive awards for the CEO. The Chief Executive Officer’s compensation is reviewed annually by the Committee in conjunction with his performance review, taking into account all forms of compensation, including base salary, cash bonus, long-term incentive awards, and the value of perquisites received.

The Committee and the Board evaluate the performance of the Chief Executive Officer, and the results of this evaluation are used by the Committee to determine the CEO’s compensation. The Committee does not rely solely on predetermined formulas or a finite set of criteria when it evaluates the CEO’s performance; rather, the evaluation is a subjective determination by the Committee, taking into account such factors as AutoZone’s financial performance and results, the CEO’s leadership in advancing AutoZone’s strategic and operating priorities, and the achievement of short and long-term goals.

AutoZone’s Chief Executive Officer, William C. Rhodes, III, received an annual base salary in fiscal year 2006 of $605,077. He was also paid a bonus of $567,079 for the 2006 fiscal year, which was calculated in accordance with the bonus matrix discussed above. The bonus paid was based on EBIT of $1,010 million and ROIC of 22.2%. Mr. Rhodes also received a grant of 50,000 stock options during fiscal 2006 as shown in the table entitled “Long Term Incentive Plans - Awards in Last Fiscal Year.”

Tax Deductions for Compensation

The Internal Revenue Code (“Code”) limits to $1 million the amount of compensation that we may deduct in any year for the Chief Executive Officer and our other four most highly paid officers. However, this deduction limitation does not apply to performance-based compensation as defined in the Code. Our compensation plans, including the Executive Incentive Compensation Plan, are generally designed and implemented so that they qualify for full deductibility. However, we may from time to time pay compensation to our executive officers that may not be deductible.

This report was unanimously adopted by the Compensation Committee.

Edward S. Lampert, Chairman
N. Gerry House
W. Andrew McKenna

The above Compensation Committee Report on Executive Compensation does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Stock Performance Graph

This graph shows, from the end of fiscal year 2001 to the end of fiscal year 2006, changes in the value of $100 invested in each of AutoZone’s common stock, Standard & Poor’s 500 Composite Index, and a peer group consisting of other automotive aftermarket retailers.

	Aug. 01	Aug. 02	Aug. 03	Aug. 04	Aug. 05	Aug. 06
AutoZone, Inc.	$100.00	$152.32	$193.26	$158.65	$200.95	$183.60
S&P 500 Index	100.00	78.45	87.92	98.30	108.92	119.29
Peer Group	100.00	107.82	124.33	135.69	177.59	157.47

The peer group consists of Advance Auto Parts, Inc, CSK Auto Corporation, Genuine Parts Company, O’Reilly Automotive, Inc., and The Pep Boys-Manny, Moe & Jack.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

As the Company's President and Chief Executive Officer, Mr. Rhodes’ salary is subject to annual merit reviews by the Compensation Committee, and he is entitled to participate in the benefit programs afforded to our executive officers. These include eligibility to receive bonus compensation pursuant to the Executive Incentive Plan and long-term incentive compensation pursuant to the Stock Option Plans, as approved by the Compensation Committee, as well as other benefit programs. Mr. Rhodes’ bonus target is 100% of base salary. The Company has agreed that if Mr. Rhodes’ employment is terminated by the Company without cause, he will receive severance benefits consisting of an amount equal to 2.99 times his then-current base salary.

Mr. Goldsmith has an employment agreement providing that he is employed by AutoZone at a minimum base salary of $216,000 and a minimum bonus eligibility of 60% of base salary at predetermined targets. Mr. Olsen has an employment agreement providing that he is employed by AutoZone at a minimum base salary of $285,000 and a minimum bonus eligibility of 60% of base salary. The minimum salaries and bonuses are subject to increase by the Compensation Committee.

Both of these agreements continue until terminated either by the executive or by AutoZone. If the agreement is terminated by AutoZone for cause, or by the executive for any reason, the executive will cease to be an employee, and will cease to receive salary, bonus, and other benefits. If the agreement is terminated by AutoZone without cause, Mr. Goldsmith will remain an employee for three years after the termination date, and Mr. Olsen will remain an employee for two years after the termination date (each, a “Continuation Period”). Each executive will continue to receive his then-current salary and other benefits of an employee, and will receive a prorated bonus for the fiscal year in which he was terminated, but no bonuses thereafter. Each executive’s stock options will continue to vest and may be exercised in accordance with the respective stock option agreements until the end of his Continuation Period, after which further stock option exercises and vesting will be governed by the terms of the respective stock option agreements. If either executive is terminated from his position by AutoZone or by the executive for reasons other than a change in control, then the executive will be prohibited from competing against AutoZone for his Continuation Period. “Cause” is defined in each agreement as the willful engagement by the executive in conduct which is demonstrably or materially injurious to AutoZone, monetarily or otherwise. “Change in control” in each agreement means either the acquisition of a majority of our voting securities by or the sale of substantially all of our assets to a non-affiliate of the company.

It has been AutoZone’s practice to provide severance benefits to executive officers who do not have written employment agreements. As a general rule, executive officers whose employment is involuntarily terminated without cause and who sign an agreement with the Company waiving certain legal rights and agreeing to non-compete and non-solicitation clauses, receive salary continuation for a period of time ranging from 12 months to 24 months, depending on their length of service. Health insurance benefits continue through the severance period, and the executive is eligible to receive a pro-rated share of his or her annual bonus for the fiscal year in which the severance period begins.

Each grant of stock options to executive officers and other employees pursuant to the Stock Option Plan is governed by the terms of a Stock Option Agreement entered into between the Company and the employee at the time of the grant. The terms of the Stock Option Agreements are determined by the Compensation Committee. They usually provide that stock options may be exercised within 30 days from the option holder’s termination of employment due to permanent disability, voluntary termination, involuntary termination without Cause (as defined) or retirement at normal retirement age, or within one year from the date of the option holder’s death, whichever occurs later. The Stock Option Agreements also provide that stock options may expire in the event of certain change in control transactions unless the Compensation Committee waives the provision in connection with the transaction.

Executive officers are eligible to participate in the AutoZone, Inc. Executive Deferred Compensation Plan, a nonqualified plan that allows executives who participate in AutoZone’s 401(k) plan to make a pretax deferral of base salary and bonus compensation. Officers may defer up to 25% of base salary and bonus, minus deferrals under the 401(k) plan. The Company matches 100% of the first 3% of deferred compensation and 50% of the next 2% deferred. Participants may elect to receive distribution of their deferral accounts at retirement or starting in a specific future year of choice before or after anticipated retirement (but not later than the year in which the participant reaches age 75). If a participant’s employment with AutoZone terminates other than by retirement or death, the account balance will be paid in a lump sum payment six months after termination of employment.

Equity Compensation Plans

Equity Compensation Plans Approved by Stockholders

Our stockholders have approved the AutoZone, Inc. 1996 Stock Option Plan, the AutoZone, Inc. Second Amended and Restated Employee Stock Purchase Plan, the AutoZone, Inc. Executive Stock Purchase Plan, the AutoZone, Inc. 2003 Director Compensation Plan, and the AutoZone, Inc. 2003 Director Stock Option Plan. Our stockholders are being asked to approve a new stock option plan, the AutoZone, Inc. 2006 Stock Option Plan, to replace the 1996 Stock Option Plan, and the AutoZone, Inc. Fourth Amended and Restated Executive Stock Plan which will extend the term of the AutoZone, Inc. Executive Stock Purchase Plan.

Equity Compensation Plans Not Approved by Stockholders

The AutoZone, Inc. Second Amended and Restated Director Compensation Plan and the AutoZone, Inc. Fourth Amended and Restated 1998 Director Stock Option Plan were approved by the Board, but were not submitted for approval by the stockholders as then permitted under the rules of the New York Stock Exchange. Both of these plans were terminated in December 2002 and were replaced by the AutoZone, Inc. 2003 Director Compensation Plan and the AutoZone, Inc. 2003 Director Stock Option Plan, respectively, after the stockholders approved them. No further grants can be made under the terminated plans. However, any grants made under these plans will continue under the terms of the grant made. Only treasury shares are issued under the terminated plans.

Under the Second Amended and Restated Director Compensation Plan, a non-employee director could receive no more than one-half of the annual retainer and meeting fees immediately in cash, and the remainder of the fees were taken in common stock or deferred in stock appreciation rights.

Under the Fourth Amended and Restated 1998 Director Stock Option Plan, on January 1 of each year, each non-employee director received an option to purchase 1,500 shares of common stock, and each non-employee director who owned common stock worth at least five times the annual fee paid to each non-employee director on an annual basis received an additional option to purchase 1,500 shares of common stock. In addition, each new director received an option to purchase 3,000 shares upon election to the Board of Directors, plus a portion of the annual directors’ option grant prorated for the portion of the year actually served in office. These stock option grants were made at the fair market value as of the grant date.

Summary Table

The following table sets forth certain information as of August 26, 2006, with respect to compensation plans under which shares of AutoZone common stock may be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity Compensation plans approved by security holders	3,309,846	$71.21	3,041,135

Equity compensation plans not approved by securities holders	64,583	$43.16	0

Total	3,374,429	$70.67	3,041,135

Section 16(a) Beneficial Ownership Reporting Compliance

Securities laws require our executive officers, directors, and beneficial owners of more than ten percent of our common stock to file insider trading reports (Forms 3, 4, and 5) with the Securities and Exchange Commission and the New York Stock Exchange relating to the number of shares of common stock that they own, and any changes in their ownership. To our knowledge, all persons related to AutoZone that are required to file these insider trading reports have filed them in a timely manner. Copies of the insider trading reports can be found on the AutoZone corporate website at www.autozoneinc.com.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Stockholder proposals for inclusion in the Proxy Statement for the Annual Meeting in 2007 must be received by June 27, 2007. In accordance with our Bylaws, stockholder proposals received after August 15, 2007, but by September 14, 2007, may be presented at the meeting, but will not be included in the Proxy Statement. Any stockholder proposal received after September 14, 2007, will not be eligible to be presented for a vote to the stockholders in accordance with our Bylaws. Any proposals must be mailed to AutoZone, Inc., Attention: Secretary, Post Office Box 2198, Dept. 8074, Memphis, Tennessee 38101-2198.

ANNUAL REPORT

A copy of our Annual Report is being mailed with this Proxy Statement to all stockholders of record.

By order of the Board of Directors,

Harry L. Goldsmith Secretary

Memphis, Tennessee
October 25, 2006

APPENDIX A

 AUTOZONE, INC.
2006 STOCK OPTION PLAN

ARTICLE 1.

PURPOSE

The purpose of the AutoZone, Inc. 2006 Stock Option Plan (the “Plan”) is to promote the success and enhance the value of AutoZone, Inc. (the “Company”) by linking the personal interests of Employees to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees and attract potential Employees upon whose judgment, interest and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Award” means an Option granted to a Participant pursuant to the Plan.

2.2 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Code” means the Internal Revenue Code of 1986, as amended.

2.5 “Committee” means the committee of the Board described in Article 8 hereof.

2.6 “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Awards are assumed by the successor entity;

(b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

2.7 “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.8 “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time or, if no such plan is applicable to a Participant, as determined in the sole discretion of the Committee.

2.9 “Effective Date” shall have the meaning set forth in Section 9.1 hereof.

2.10 “Eligible Individual” means any person who is an Employee as determined in the sole discretion of the Committee.

2.11 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13 “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange (including without limitation, NASDAQ), the closing price of a share of Stock as reported by that exchange for the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith, provided, that the Committee may, in its sole discretion, conduct such valuation in a manner that causes such valuation to fall within the meaning of “fair market value” under Code Section 409A.

2.14 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.15 “Independent Director” means a member of the Board who is not an Employee of the Company.

2.16 “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

2.17 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.18 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.19 “Participant” means any Eligible Individual who has been granted an Award pursuant to the Plan.

2.20 “Plan” means this AutoZone, Inc. 2006 Stock Option Plan, as it may be amended from time to time.

2.21 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.22 “Stock” means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 7 hereof.

2.23 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Article 7 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to 4,600,000 shares of Stock.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan; however, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall not subsequently be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Common Stock may again be awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 7, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 hereof; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

5.1 General. The Committee is authorized to grant Options to Eligible Employees on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(c), the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided, that the term of any Incentive Stock Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, including shares of Stock that would otherwise be issuable or transferable upon exercise of the Option, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided, that payment of such proceeds is then made to the Company, at such time as may be required by the Company, but not later than the settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

(e) Right to Exercise. During a Participant’s lifetime, an Option may be exercised only by the Participant. Upon the Participant’s Disability or death, any Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Option or dies intestate, by the person or persons entitled to receive the Option pursuant to the applicable laws of descent and distribution.

5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Sections 424(e) and 424(f) of the Code, respectively, and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a) Exercise Limitations. An Incentive Stock Option shall be considered to be a Non-Qualified Stock Option if it is exercised by anyone after the first to occur of the following events:

(i) Three months after the date of the Participant’s termination of employment as an Employee other than on account of the Participant’s Disability or death; and

(ii) One year after the date of the Participant’s termination of employment or service on account of Disability or death.

(b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) Ten Percent Owners. An Incentive Stock Option may not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Sections 424(e) and 424(f) of the Code, respectively, unless such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option that occurs within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, including as provided in Section 5.2(a) hereof, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.

PROVISIONS APPLICABLE TO AWARDS

6.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

6.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

6.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution.

6.4 Beneficiaries. Notwithstanding Section 6.3 hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

6.5 Share Delivery; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such shares of Stock is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All shares of Stock delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. To the extent that the Company delivers any Stock certificates, the Committee may place legends on such Stock certificates to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

6.6 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 7.

CHANGES IN CAPITAL STRUCTURE

7.1 Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in this Section 7.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, shall take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 7.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of outstanding Awards (including the grant or exercise price) and the criteria included in outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

7.2 Acceleration Upon a Corporate Transaction. Notwithstanding Section 7.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Corporate Transaction occurs and a Participant’s Awards are not converted, assumed or replaced by a successor entity, then immediately prior to the Corporate Transaction such Awards may, in the sole and absolute discretion of the Committee, become partially or fully vested and exercisable. Upon, or in anticipation of, a Corporate Transaction, the Committee may, in its sole and absolute discretion, cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Corporate Transaction, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company Subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 7.2, this Section 7.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

7.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 8.

ADMINISTRATION

8.1 Committee. The Plan shall be administered by the Compensation Committee of the Board or a subcommittee thereof appointed by the Compensation Committee. The Committee shall consist solely of two or more members of the Board each of whom is an Independent Director and a Non-Employee Director. The governance of such Committee shall be subject to the charter of the Committee as approved by the Board. Any action taken by the Committee shall be valid and effective, regardless of whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 8.1 or otherwise. Notwithstanding the foregoing the Committee may delegate its authority hereunder to the extent permitted by Section 8.5 hereof. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

8.2 Reliance. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

8.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

8.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

8.5 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 8.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 9.

EFFECTIVE AND EXPIRATION DATE

9.1 Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

9.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date, provided, that no Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the earlier to occur of (a) the Plan’s adoption by the Board or (b) the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 10.

AMENDMENT, MODIFICATION, AND TERMINATION

10.1 Amendment, Modification, and Termination. Subject to Section 11.14 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 7 hereof), or (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the Company’s shareholders, (I) no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Award is granted, (II) except as permitted by Article 7 hereof, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price, and (III) except as permitted by Article 7 hereof, no Award may be granted in exchange for the cancellation or surrender of an Option with a per share exercise price that is greater than the Fair Market Value on the date of such grant or cancellation.

10.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 11.14 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 11.

GENERAL PROVISIONS

11.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

11.2 No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

11.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a fair market value on the date of withholding equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

11.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

11.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

11.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee and of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

11.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

11.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

11.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

11.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

11.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

11.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

11.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

11.14 Section 409A. Awards granted under this Plan and amounts payable in connection therewith are not intended to provide for any deferral of compensation subject to gross income inclusion under Code Section 409A; rather, such Awards and amounts payable in connection therewith are intended to be exempt from gross income inclusion under Code Section 409A because either such Awards are “stock rights” or “statutory stock options” that do not constitute “nonqualified deferred compensation” within the meaning of Code Section 409A. In the event that any Awards or amounts payable in connection therewith would, nevertheless, be subject to gross income inclusion under Code Section 409A for any reason, to the extent such amounts constitute a deferral of compensation subject to Code Section 409A, then (x) subject to clause (y), such amounts shall be paid during the year following the year in which such amounts are no longer subject to a substantial risk of forfeiture, and (y) if the Employee is a “specified employee,” within the meaning of Code Section 409A, with respect to the Company, such amounts shall be paid upon the date which is six months after the date of the Employee’s “separation from service” (or, if earlier, the date of the Employee’s death) in accordance with Code Section 409A.

APPENDIX B

AUTOZONE, INC.
FOURTH AMENDED AND RESTATED
EXECUTIVE STOCK PURCHASE PLAN

AUTOZONE, INC., a corporation organized under the laws of the State of Nevada, by resolution of its Board of Directors on October 2, 2001, hereby adopts the AutoZone, Inc. Executive Stock Purchase Plan (the “Plan”), subject to the approval of the Plan by the stockholders of the Company as provided in paragraph 16 of the Plan. The Plan was approved by the stockholders on December 13, 2001. This Plan was Amended and Restated on July 11, 2002, December 10, 2003, December 14, 2005 and September 26, 2006, by the Compensation Committee.

The purposes of the Plan are as follows:

(1) To assist selected employees of the Company or of a Parent or Subsidiary of the Company in acquiring a stock ownership interest in the Company above the maximum amount of stock ownership interest allowable pursuant to the AutoZone, Inc. Second Amended and Restated Employee Stock Purchase Plan, or any successor plan thereto (the “ESPP”). The Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.

(2) To help selected employees provide for their future security and to encourage them to remain in the employment of the Company or of a Parent or Subsidiary of the Company.

1. DEFINITIONS

Whenever any of the following terms are used in the Plan with the first letter or letters capitalized, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural where the context so indicates:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall mean the willful engagement by the Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, as determined by the Committee.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the Compensation Committee of the Board appointed to administer the Plan pursuant to paragraph 12.

(e) “Company” shall mean AutoZone, Inc., a Nevada corporation.

(f) “Date of Exercise” shall mean, with respect to any Option, (i) the March 31 of the Plan Year in which the Option was granted (in the case of an Option granted on January 1), (ii) the June 30 of the Plan Year in which the Option was granted (in the case of an Option granted on April 1), (iii) the September 30 of the Plan Year in which the Option was granted (in the case of an Option granted on July 1), or (iv) the December 31 of the Plan Year in which the Option was granted (in the case of an Option granted on October 1).

(g) “Date of Grant” shall mean the date upon which an Option is granted, as set forth in subparagraph 3(a).

(h) “Disability” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code, or such other definition as the Committee shall provide in its discretion.

(i) “Eligible Compensation” shall mean (i) the Eligible Employee’s rate of pay for the fiscal year immediately preceding an election to participate in the plan based on the base salary plus annual incentive compensation paid for the fiscal year, if the Eligible Employee was employed by the Company for the full preceding fiscal year, otherwise (ii) the Eligible Employee’s annualized current salary plus any annual incentive compensation accrued for the fiscal year as of the date of the election to participate.

(j) “Eligible Employee” shall mean an employee of the Company and those of any present or future Parent or Subsidiary of the Company incorporated under the laws of a state of the United States of America who is selected by the Committee and designated in writing to be eligible to participate in the Plan.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” shall mean: (i) the closing price of the Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if the Stock was not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on such date as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

(m) “Form” shall mean either a paper form or a form on electronic media, prepared by the Company.

(n) “Normal Retirement Date” shall mean a Participant’s normal retirement date as set forth in the AutoZone, Inc. Associate’s Pension Plan, as it may be amended from time to time.

(o) “Option” shall mean an option granted under the Plan to an Eligible Employee to purchase shares of the Company’s Stock.

(p) “Option Period” shall mean with respect to any Option the period beginning upon the Date of Grant and ending upon the Date of Exercise.

(q) “Option Price” has the meaning set forth in subparagraph 4(b).

(r) “Parent of the Company” shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option each of the corporations other than the Company owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s) “Participant” shall mean an Eligible Employee who has complied with the provisions of subparagraph 3(b).

(t) “Plan” shall mean the AutoZone, Inc. Executive Stock Purchase Plan, as amended and restated.

(u) “Plan Year” shall mean the calendar year beginning on January 1 and ending on December 31.

(v) “Restricted Share Option” shall mean an Option for Restricted Shares.

(w) “Restricted Share Option Price” has the meaning set forth in subparagraph 4(b)(i).

(x) “Restricted Shares” has the meaning set forth in subparagraph 4(c)(i).

(y) “Securities Act” shall mean the Securities Act of 1933, as amended.

(z) “Separation from Service” shall have the meaning provided in Code Section 409A.

(aa) “Stock” shall mean shares of the Company’s common stock.

(bb) “Subsidiary of the Company” shall mean any corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(cc) “Unvested Share Option” shall mean an Option for Unvested Shares.

(dd) “Unvested Share Option Price” has the meaning set forth in subparagraph 4(b)(ii).

(ee) “Unvested Shares” has the meaning set forth in subparagraph 4(c)(ii).

2. STOCK SUBJECT TO THE PLAN

Subject to the provisions of paragraph 9 (relating to adjustment upon changes in the Stock), the Stock which may be sold pursuant to options granted under the Plan shall not exceed in the aggregate 300,000 shares, and may be unissued shares or reacquired shares or shares bought on the market for purposes of the Plan.

3. GRANT OF OPTIONS

(a) General Statement. Following the effective date of the Plan and continuing while the Plan remains in force, the Company may offer Options under the Plan to all Eligible Employees. These Options may be granted four times each Plan Year on the January 1, the April 1, the July 1, or the October 1 of each Plan Year, or on such other days during the Plan Year as may be determined by the Committee. The term of each Option shall be for three months and shall end on the March 31 (with respect to a January 1 Date of Grant), the June 30 (with respect to an April 1 Date of Grant), the September 30 (with respect to a July 1 Date of Grant), or the December 31 (with respect to an October 1 Date of Grant) of the Plan Year in which the Option is granted or for such other term or Date of Exercise during the Plan Year as may be determined by the Committee. The Options are granted in consideration of past and future services to the Company. Each Option shall consist of a Restricted Share Option granted together with an Unvested Share Option, and exercise of an Option may only occur by exercising both the Restricted Share Option and the Unvested Share Option together. The number of shares of Stock subject to each Restricted Share Option shall be the quotient of (i) the aggregate payroll deductions authorized by each Participant in accordance with subparagraph 3(b) for the Option Period divided by (ii) the Restricted Share Option Price and rounded down to the nearest whole share. The number of shares of the Stock subject to each Unvested Share Option shall be the quotient of the number of shares subject to the Restricted Share Option for the Option Period divided by 5.66667 and rounded to the nearest whole share.

(b) Election to Participate; Payroll Deduction Authorization. An Eligible Employee may participate in the Plan only by payroll deduction. Each Eligible Employee who elects to participate in the Plan shall deliver to the Company no later than December 31 of the calendar year preceding the applicable Plan Year, the properly completed Form whereby the Eligible Employee gives notice of the election to participate in the Plan as of one or more Dates of Grant during such Plan Year, and which shall designate a stated dollar amount, in $5.00 increments, of Eligible Compensation to be withheld on each regular payday and or bonus payment date, provided, however, that an individual who first becomes an Eligible Employee during any Plan Year and who has not at such time already been eligible to participate for more than 30 days in any Company plan that is described in Prop. Treas. Reg. 1.409A-1(c)(2)(D) may deliver to the Company notice of election to participate in respect of such Plan Year up to 30 days after the earlier of the first date on which such individual (i) first becomes an Eligible Employee and (ii) first becomes eligible to participate in a Company plan described in Prop. Treas. Reg. 1.409A-1(c)(2)(D), in either case, with respect to periods of the Plan Year following such election. The stated dollar amount may not be less than $5.00 and may not exceed 25% of the Eligible Employee’s Eligible Compensation.

(c) Changes in Payroll Authorization Impermissible. The payroll deduction authorization referred to in subparagraph 3(b) may not be changed on or after the commencement of the applicable Plan Year.

(d) Special Deferral Election for 2005. Notwithstanding anything in this Plan to the contrary, with respect to calendar year 2005 only, Participants shall be permitted, on or prior to March 15, 2005, to make an irrevocable election (the “Special Election”) to participate in the Plan with respect to one or more 2005 Dates of Grant following the Special Election date. Each Special Election shall specify (i) the Participant’s level of participation (in dollars) in accordance with the terms of the Plan and (ii) whether amounts deferred under the Plan shall (A) be distributed as soon as practicable after the Participant’s termination of employment without Cause or due to death, retirement on or after the Participant’s Normal Retirement Date or Disability, or (B) continue to be deferred through the remainder of the Option Period and subsequently exercised in accordance with the Plan. If a Participant does not so designate a distribution schedule applicable to amounts deferred under the Special Election upon the Participant’s termination of employment without Cause or due to death, retirement on or after the Participant’s Normal Retirement Date or Disability occurring prior to the expiration of any 2005 Option Period, then amounts so deferred by such Participant shall be distributed as soon as practicable following any such termination of employment. Notwithstanding anything in the Plan to the contrary, amounts deferred pursuant to a Special Election shall not be reduced based on the level of a Participant’s participation (or lack thereof) in the Company’s Employee Stock Purchase Plan. Any Participant who has not made a timely Special Election shall not be permitted to participate in the Plan with respect to any Dates of Grant occurring between March 15, 2005 and December 31, 2005.

4. EXERCISE OF OPTIONS

(a) General Statement. Each Participant will be deemed to have exercised the Option on each Date of Exercise to the extent that the balance then in the Participant’s account under the Plan is sufficient to purchase at the Option Price whole shares of the Stock subject to the Option. The excess balance, if any, in a Participant’s account shall remain in the account and be available for the purchase of Stock on the following Date of Exercise occurring during the same Plan Year unless and until the Participant experiences a Separation from Service prior to such subsequent Date of Exercise or, if an excess balance remains on the last Date of Exercise during a Plan Year, such excess shall be returned to the Participant as soon as practicable following such last Date of Exercise.

(b) “Option Price” Defined. The option price per share of the Stock (the “Option Price”) to be paid by each Participant on each exercise of an Option shall be as follows:

(i) The Option Price to be paid by each Participant on each exercise of a Restricted Share Option (the “Restricted Share Option Price”) shall be an amount equal to 100% of the Fair Market Value of the Stock on the Date of Exercise.

(ii) The Option Price to be paid by each Participant on each exercise of an Unvested Share Option (the “Unvested Share Option Price”) shall be zero.

(c) Delivery of Shares.

(i) Subject to Section 13 below, for a number of shares of Stock which are purchased upon the exercise of a Restricted Share Option (the “Restricted Shares”), upon the first anniversary of the applicable Date of Exercise and upon proper completion and submission of the proper Form to the Company, the Company shall deliver to such Participant such number of shares. The Restricted Shares shall not be transferable or assignable by the Participant prior to the first anniversary of the Date of Exercise, provided, however, that upon a Participant’s Separation from Service with the Company by reason of the Participant’s death, Disability, termination by the Company without Cause, or retirement on or after the Participant’s Normal Retirement Date, in any event prior to the first anniversary of the applicable Date of Exercise, upon the proper completion and submission of the proper Form to the Company, the Company shall deliver to such Participant (or Participant’s estate) such Restricted Shares and such transfer and assignment restrictions shall lapse.

(ii) Subject to Section 13 below, for a number of shares of Stock which are purchased upon the exercise of an Unvested Share Option (the “Unvested Shares”), subject to the Participant’s continued employment with the Company except as provided below, on the first anniversary of the Date of Exercise and upon the proper completion and submission of the proper Form to the Company, the Company shall deliver to such Participant such number of shares. If a Participant experiences a Separation from Service with the Company prior to the first anniversary of the Date of Exercise, except by reason of the Participant’s death, Disability, termination by the Company without Cause, or retirement on or after the Participant’s Normal Retirement Date, the Unvested Shares shall be forfeited and the Participant shall have no further interest in the Unvested Shares. Upon a Participant’s Separation from Service with the Company by reason of the Participant’s death, Disability, termination by the Company without Cause, or retirement on or after the Participant’s Normal Retirement Date, the Unvested Shares shall be vested and upon the proper completion and submission of the proper Form to the Company, the Company shall deliver to such Participant (or Participant’s estate) the Unvested Shares.

(iii) In the event the Company is required to obtain from any commission or agency authority to issue any shares, the Company will seek to obtain such authority. The inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to return the amount of the balance in the account in cash.

5. PARTICIPATION ELECTIONS IRREVOCABLE

A Participant’s election to participate in the Plan with respect to any Plan Year becomes irrevocable with respect to all Dates of Grant and Dates of Exercise during such Plan Year at the end of the last day preceding such Plan Year, except as may be permitted in the Committee’s sole discretion in the event that a Participant experiences an “unforeseeable emergency” within the meaning of Code Section 409A(a)(2)(B).

6. SEPARATION FROM SERVICE

(a) Separation from Service Other Than By Retirement, Death, Disability, or Without Cause. If a Participant experiences a Separation from Service other than by reason of the Participant’s (i) retirement on or after the Participant’s Normal Retirement Date, or earlier or later with the consent of the Committee, (ii) death, (iii) Disability, or (iv) termination by the Company without Cause, then participation in the Plan shall automatically terminate as of the date of the Separation from Service. As soon as practicable after such a Participant’s Separation from Service, the Company will refund the amount of the balance in that account under the Plan. Upon a Participant’s termination of employment under this subparagraph 6(a), any Option held by such Participant under the Plan shall terminate.

(b) Separation from Service By Retirement, Death or Disability, or Without Cause. If a Participant who experiences a Separation from Service (i) due to retirement on or after the Participant’s Normal Retirement Date, or earlier or later with the consent of the Committee, (ii) by reason of the Participant’s death or Disability, or (iii) by reason of a termination of employment by the Company without Cause, in any case, has so elected in the participation election Form applicable to the Plan Year in which such Separation from Service occurs, such Participant’s Option will be deemed to be exercised on the next Date of Exercise following such Separation from Service to the extent of such Participant’s account balance under the Plan. If no such election has been made by the Participant, amounts in such Participant’s Plan account will be treated in accordance with subparagraph 6(a) above.

7. RESTRICTION UPON ASSIGNMENT

No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of any Participant or any successor in interest, nor shall any Option be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this paragraph 7 shall prevent transfers by will or by the applicable laws of descent and distribution. Options may not be exercised to any extent except in accordance with the provisions of paragraphs 4 and 6 above.

8. NO RIGHTS OF STOCKHOLDER UNTIL OPTION IS EXERCISED

With respect to shares of the Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, an Option is exercised.

9. CHANGES IN THE STOCK; ADJUSTMENTS OF AN OPTION

Whenever any change is made in the Stock or to Options outstanding under the Plan, by reason of stock dividend or by reason of division, combination or reclassification of shares, appropriate action will be taken by the Committee to adjust accordingly the number of shares of the Stock subject to the Plan and the number and the Option Price of shares of the Stock subject to the Options outstanding under the Plan.

10. USE OF FUNDS; NO INTEREST PAID

All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited to any account under the Plan with respect to such funds.

11. AMENDMENT OF THE PLAN

(a) General. The Committee may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by the vote of the holders of more than 50% of the shares of the Company’s Stock present in person or by proxy and entitled to vote at a meeting shall be required to amend the Plan (i) to increase the number of shares of Stock available under the Plan, (ii) to decrease the Option Price below a price computed in the manner stated in subparagraph 4(b), (iii) to materially alter the requirements for eligibility to participate in the Plan, or (iv) to modify the Plan in a manner requiring stockholder approval under the Code or the Exchange Act.

(b) Code Section 409A. Notwithstanding anything herein to the contrary, in the event that the Committee determines that any cash or shares of Stock distributable under the Plan may be or become subject to taxation under Section 409A of the Code, the Committee may adopt such amendments to the Plan and/or any election Forms or adopt such other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Committee reasonably determines are necessary to comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

12. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS

(a) Administration. The Plan shall be administered by the Compensation Committee of the Board.

(b) Duties And Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

(c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

(d) Professional Assistance; Good Faith Actions. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

13. SPECIFIED EMPLOYEES

Notwithstanding anything herein to the contrary, no cash or shares of Stock shall be distributed under this Plan during the 6-month period following a Participant’s Separation from Service if the Committee determines that paying such amounts at the time or times indicated in this Plan would cause such Participant to incur additional tax under Code Section 409A. If the distribution of any cash or shares of Stock is delayed as a result of the previous sentence, then on the first day following the end of such 6-month period, the Company will distribute to the affected Participant in a lump-sum the cumulative amount of cash and/or shares of Stock that would have otherwise been distributed to such Participant during such 6-month period.

14. NO RIGHTS AS AN EMPLOYEE

Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent or Subsidiary of the Company or to affect the right of the Company or a Parent or Subsidiary of the Company to terminate or change the terms and conditions of the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

15. MERGER, ACQUISITION OR LIQUIDATION OF THE COMPANY

In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company’s assets or 80% or more of the Company’s then outstanding voting stock or the liquidation or dissolution of the Company, the Date of Exercise with respect to outstanding Options shall be the effective date of such merger, consolidation, acquisition, liquidation or dissolution unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options.

16. TERM; APPROVAL BY STOCKHOLDERS

No Option may be granted during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after September 25, 2016 unless extended by the Board of Directors of the Company. The Plan will be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board of Directors’ initial adoption of the Plan.

17. EFFECT UPON OTHER PLANS

The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or a Parent or Subsidiary of the Company. Nothing in this Plan shall be construed to limit the right of the Company or a Parent or Subsidiary of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or a Parent or Subsidiary of the Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

18. RULE 16b-3 RESTRICTIONS UPON DISPOSITIONS OF STOCK

The Plan is intended to conform to the extent necessary with all provisions of the Securities Act, and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

19. NOTICES

Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary or any designee and any notice to be given to a Participant shall be addressed to Participant’s last address as reflected in the Company’s records and may be given either in writing or via electronic communication to the extent permitted by law. By a notice given pursuant to this paragraph 19, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to a Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of the representative status and address by notice under this paragraph 19. Any notice shall have been deemed duly given when received by the Company or when sent to a Participant by the Company to Participant’s last known mailing address or delivered to an electronic mailbox accessible by Participant as permitted by law.

20. TITLES

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

21. TAX WITHHOLDING

(a) Payment of any sums required by federal, state or local tax law shall be withheld with respect to the issuance, vesting, exercise or payment of any Restricted Shares, Restricted Share Options or Unvested Shares within the time limit as required by law for such payment. A Participant may elect to pay withholding taxes due upon the vesting of the Restricted Shares and Unvested Shares by having the Company withhold Unvested Shares that have vested and are issuable to such Participant as Stock (without restriction or risk of forfeiture).

(b) Notwithstanding any other provision of the Plan, the number of shares that may be withheld in order to satisfy the Participant’s federal and state income and payroll tax liabilities with respect to the vesting, exercise or payment of the Unvested Shares shall be limited to the number of shares that have a Fair Market Value (as defined below) on the date of withholding equal to the aggregate amount of such tax liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

APPENDIX C

AUTOZONE, INC.
AUDIT COMMITTEE
CHARTER

Authority

This Audit Committee Charter was adopted by the Board of Directors of AutoZone, Inc., on December 9, 1999, and has been revised on June 6, 2000, August 26, 2002, December 12, 2002, June 10, 2003, October 21, 2003, June 9, 2004, and March 22, 2006.

Purpose

The audit committee assists AutoZone’s Board in fulfilling its oversight responsibilities of

•	the integrity of the company’s financial statements,

•	the company’s systems of internal control over financial reporting,

•	the company’s compliance with legal and regulatory requirements,

•	the independent auditor’s qualification and independence, and

•	the performance of the company’s internal audit function and independent auditors.

The Committee shall perform its duties by:

•	appointing , determining the compensation of, and overseeing the work of the independent auditor and the internal auditor;

•	reviewing the financial reporting processes and the information that will be provided to the stockholders and others;

•	reviewing the adequacy and effectiveness of AutoZone’s systems of internal accounting and financial controls;

•	reviewing the internal audit function and the annual independent audit of AutoZone’s financial statements;

•	reviewing the overall corporate “tone” for quality financial reports, controls and ethical behavior; and

•	issuing a report annually as required by the SEC’s proxy solicitation rules.

In this context, “reviewing” means discussing with and making inquiry of management, internal auditors and independent auditors regarding such matters.

Membership

The Committee shall have at least three directors as members, up to a maximum as the Board of Directors may determine from time to time. The Committee shall consist solely of independent directors. An independent director is defined as a director who:

▪	has not been employed by AutoZone in the last five years;

▪	has not been employed by AutoZone's independent auditor in the last five years;

▪	is not, and is not affiliated with a company that is, an adviser, or consultant to AutoZone or a member of AutoZone’s senior management;

▪	is not affiliated with a significant customer or supplier of AutoZone;

▪	has no personal services contract with AutoZone or with any member of AutoZone’s senior management;

▪	is not affiliated with a not-for-profit entity that receives significant contributions from AutoZone;

▪
within the last three years, has not had any business relationship with AutoZone for which AutoZone has been or will be required to make disclosure under Rule 404 (a) or (b) of Regulation S-K of the Securities and Exchange Commission as currently in effect;

▪	receives no compensation from AutoZone other than as a director;

▪	is not employed by a public company at which an executive officer of AutoZone serves as a director;

▪	has not had any of the relationships described above with any affiliate of AutoZone; and

▪	is not a member of the immediate family of any person with any relationships described above.

Each audit committee member shall be financially literate and at least one member should be an “audit committee financial expert” as such is defined in Item 401(h) of Regulation S-K under the Securities Act of 1933, as amended.

The Board of Directors shall annually appoint Committee members and its chair, shall fill any vacancies as they occur, and may remove any member at any time.

General Functions

A.	The audit committee shall serve as an informed voice to the Board regarding AutoZone’s accounting and auditing groups in their responsibilities for control and reporting of all financial transactions.

B.
The audit committee shall provide a channel of communication between the internal auditors, independent auditor, and the Board. The audit committee shall periodically meet in private session, separately, with management, the internal auditors and the independent auditor.

C.	The audit committee shall report committee actions to the Board and may make appropriate recommendations.

D.	The audit committee shall meet quarterly and even more frequently if circumstances warrant such meetings, as may be called by the chair of the Committee.

E.
While the audit committee has the responsibilities and powers set forth in this Charter, the audit committee shall not have the duty to plan or conduct audits or to determine that AutoZone's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; AutoZone's management and the independent auditor have this responsibility. Nor does the audit committee have the duty to assure compliance with laws and regulations and the policies of the Board of Directors.

F.	The audit committee, the Board, management, and the independent auditor shall jointly understand that the independent auditor is ultimately accountable to the audit committee.

G.
The audit committee, with the assistance of counsel and/or the company’s independent auditor, shall reassess the adequacy of this Charter at least annually to ensure consistency with changing needs and compliance with all legal and regulatory requirements, and recommend any proposed changes to the Board for approval.

Specific Functions

The audit committee, as may be required by law, by the Securities and Exchange Commission, or by the rules of the New York Stock Exchange, or otherwise to the extent it deems necessary or appropriate shall perform the following functions:

A.
The audit committee shall review annually the qualifications and proposed audit fees for the next fiscal year of the independent auditor currently retained by the company and shall review such information regarding other potential independent auditors as the committee may deem appropriate. Further, the Committee shall consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm. Upon completion of the review, the audit committee shall be responsible directly for the appointment (subject, if applicable, to shareholder ratification), retention, termination, compensation and terms of engagement, evaluation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting). The independent auditor shall report directly to the audit committee. The Committee shall present its conclusions with respect to the independent auditor to the full Board.

In its annual review of the independent auditor’s qualifications, the Committee shall review:

▪	the proposed independent auditor’s internal quality-control procedures; and

▪
any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.

In addition to the annual review and retention of the independent auditor, the Committee shall have the right to dismiss the auditor if it deems necessary at any time.

B.
The audit committee shall discuss with the independent auditor its independence from management and AutoZone and the matters included in the written disclosures required by the Independence Standards Board.

C.
The audit committee shall, after completion of each annual audit, review with management and the independent auditor, the audit report, the management letter relating to the audit report, any significant questions (resolved or unresolved) between management and the independent auditor that arose during the audit or in connection with the preparation of the annual financial statements, and the cooperation afforded or limitations, if any, imposed by management in the conduct of the audit.

D.
The audit committee shall review and approve AutoZone’s risk assessment and risk management policies. The committee will review internal audit’s planned scope of work relative to the assessment and internal audit’s evaluation of each identified issue.

E.	The audit committee shall provide oversight over the company’s internal audit process by:

•	Ensuring that the company has an internal audit function.

•	Reviewing and concurring in the appointment, replacement, reassignment or dismissal of the senior internal audit executive, and the compensation package for such person.

•	Reviewing the significant reports to management prepared by the internal audit department and management’s responses.

•
Communicating with management and the internal auditors to obtain information concerning internal audits, accounting principles adopted by the company, internal controls of the company, and reviewing the impact of each on the quality and reliability of the company’s financial statements.

•	Evaluating the internal audit department and its impact on the accounting practices, internal controls and financial reporting of the company.

•	Discuss with the independent auditor the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

F.	The audit committee shall review the adequacy of AutoZone’s information systems control and security with the independent auditor and the CFO.

G.	The audit committee shall review with the CFO and the independent auditor compliance with AutoZone’s code of conduct.

H.	The audit committee shall review the legal and regulatory matters that may have a material effect on the organization’s financial statements, compliance policies and programs.

I.	The audit committee shall review the quality, effectiveness and appropriateness of AutoZone’s accounting practices and critical accounting policies.

J.
The audit committee shall review the interim financial statements, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with the CEO and CFO and other appropriate members of management and the independent auditor prior to the filing of AutoZone’s Quarterly Report on Form 10-Q, and shall review with the CEO and CFO the contents of any required certification related to the filing of the Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards.

K.
The audit committee shall review with the CEO and CFO and other appropriate members of management and the independent auditor the information to be included in AutoZone’s Annual Report on Form 10-K, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and their judgment about the quality, not just acceptability, of the critical accounting policies and practices, the reasonableness of significant judgments, the alternatives available to AutoZone for applying different generally accepted accounting principles and the effect and desirability of such alternatives and the independent auditor’s preferred treatment, and the clarity of the information disclosed. The committee shall also review with the CEO and CFO the contents of any required certification related to the filing of the Form 10-K. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards, by law, as required by the Securities and Exchange Commission, or the New York Stock Exchange.

L.
The audit committee shall review the adequacy of AutoZone’s systems of internal accounting controls, review of overall compliance with administrative policies and recommend to the Board of Directors any changes in the system of internal controls, procedures and practices which the Committee determines to be appropriate. Such controls shall be evaluated through a review of the reports issued by AutoZone’s internal auditors and the independent auditor, which identify and describe control weaknesses. The Committee shall inquire as to whether management is management is taking appropriate corrective action.

M.	The audit committee shall review the scope and plan for the external audit and internal audits for the year.

N.	The audit committee shall review and report to the Board on compliance with the Foreign Corrupt Practices Act and AutoZone’s policies on business integrity, and ethics and conflict of interest.

O.
Any retention of the independent auditor (or any affiliate of the independent auditor) for any audit or non-audit service, and the fee for such service, shall be approved by the audit committee prior to the engagement. The independent auditor shall not be retained for the purpose of performing:

•	bookkeeping services or other services related to the accounting records or financial statements of AutoZone;

•	financial information systems design and implementation;

•	appraisal or valuations services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal services and expert services unrelated to the audit; or

•	any other service as prohibited by law, the Securities and Exchange Commission, the New York Stock Exchange, or the Public Company Accounting Oversight Board.

In making its consideration for approval, the Audit Committee shall consider:

•	Whether the service is being performed principally for the audit committee;

•	The effects of the service, if any, on audit effectiveness or on the quality and timeliness of the entity’s financial reporting process;

•	Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

•	Whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the entity’s business and operations;

•	Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the auditor’s role;

•	Whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management;

•	Whether the independent auditor, in effect, would be “auditing its own numbers;”

•	The availability of alternative providers of the service and whether the project must be started and completed very quickly;

•	Whether the audit firm has unique expertise in the service; and

•	The size of the fee(s) for the non-audit service(s).

For purposes of this Charter, "non-audit services" shall mean services provided by the independent auditor other than those services provided in connection with an audit or a review of AutoZone’s financial statements.

P.
The audit committee shall approve employment as an AutoZone officer any employee of the independent auditor that worked on AutoZone's account in the prior year before the offer of employment is tendered to the prospective officer. However, under no circumstance may AutoZone hire any person that was an employee of the independent auditor and performed audit services for AutoZone as AutoZone’s CEO, CFO, Controller, or any person performing any similar function, unless at least a period of one year has passed since the termination of such person’s employment as an employee of the independent auditor. Upon granting of any approval to hire a former employee of the independent auditor, the audit committee may require that AutoZone or the independent auditor, or both, develop an appropriate plan to maintain the auditor's independence.

Q.	The audit committee shall annually obtain assurance from the independent auditor that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

R.	The audit committee shall prepare the report required by the rules of the Securities and Exchange Commission for inclusion in AutoZone's proxy statement.

S.
The audit committee shall be completely accessible to the CFO, the independent auditor, the internal auditors, and management (both individually and collectively) to discuss any matters the committee or these persons believe should be discussed privately with the audit committee.

T.	The audit committee shall establish procedures for:

•	the receipt, retention and treatment of complaints received by AutoZone regarding accounting, internal accounting controls, or auditing matters; and

•	the confidential, anonymous submission by AutoZone employee of concerns regarding questionable accounting or auditing matters.

U.
The audit committee shall assure that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for AutoZone in each of the five previous fiscal years.

V.	The audit committee shall discuss with management AutoZone’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

W.
The audit committee shall annually review with the internal auditors AutoZone’s policies and practices regarding expenses reimbursed for executive officers and other perquisites including use of corporate assets.

Consultants

The Committee shall have the authority to retain consultants or counsel of its selection to advise it with respect to its work.

Funding

The Company must provide for appropriate funding, as determined by the audit committee, in its capacity as a committee of the board of directors, for the payment of:

▪	compensation to any public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer;

▪	compensation to any advisers employed by the Committee; and

▪	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Evaluation

The Committee shall establish criteria and procedures for evaluating the performance of the Committee. Using the criteria and procedures developed, the Committee shall perform an annual evaluation of the performance of the Committee.

Meetings

A quorum for any Committee meeting shall be a majority of the Committee members.

The action of a majority of the members present at any meeting in which a quorum is present shall be the action of the Committee.

Notice for all meetings shall be given as required by AutoZone’s Bylaws.

Committee meetings may be held in person, by telephone, or any other method of communication in which all committee members may be heard. In lieu of a meeting, a Committee may act by unanimous written consent.

The chair of the Committee shall report results of its meeting to the full Board of Directors at the next following Board meeting.

The agenda and other materials for any meeting should be provided to Committee members in advance of the meeting as may be practical.

The CFO shall coordinate the Committee meeting notices and distribution of materials to Committee members.

Proxy - AutoZone, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING OF STOCKHOLDERS

I hereby appoint Harry L. Goldsmith and Rebecca W. Ballou, and each of them, as proxies, with full power of substitution to vote all shares of common stock of AutoZone, Inc., which I would be entitled to vote at the Annual Meeting of AutoZone, Inc., to be held at the J.R. Hyde III Store Support Center, 123 South Front Street, Memphis, Tennessee, on Wednesday, December 13, 2006, at 8:30 a.m. CST, and at any adjournments, on items 1, 2, 3 and 4 as I have specified, and in their discretion on other matters as may come before the meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

•       Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the simple instructions provided by the recorded message.
To vote using the Internet • Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE • Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on December 13, 2006.
THANK YOU FOR VOTING

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

This proxy when properly executed will be voted in the manner directed below. If no direction is made, this proxy will be voted FOR the election of the directors nominated by the Board of Directors, FOR proposal 2, FOR proposal 3, and FOR proposal 4.

A Election of Directors

1. Election of Directors.

	For	Withhold		For	Withhold		For	Withhold

01 - Charles M. Elson	☐	☐	04 - N. Gerry House	☐	☐	07 - George R. Mrkonic, Jr.	☐	☐

02 - Sue E. Gove	☐	☐	05 - J.R. Hyde, III	☐	☐	08 - William C. Rhodes, III	☐	☐

03 - Earl G. Graves, Jr.	☐	☐	06 - W. Andrew McKenna	☐	☐	09 - Theodore W. Ullyot	☐	☐

B Issues
		For	Against	Abstain
2.	Approval of the AutoZone, Inc. 2006 Stock Option Plan.	☐	☐	☐

3.	Approval of the AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan.	☐	☐	☐

4.	Ratification of Ernst & Young LLP as independent registered public accounting firm for the 2007 fiscal year.	☐	☐	☐	Mark this box with an X if you plan to attend the meeting.	☐

5.	In the discretion of the proxies named herein, upon such other matters as may properly come before the meeting.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box